As filed with the Securities and Exchange Commission on
July 28,  2008

                                                       Registration No. 2-65223

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 / X /

PRE-EFFECTIVE AMENDMENT NO. __                                          /    /

POST-EFFECTIVE AMENDMENT NO. __                                         /    /

                   OPPENHEIMER RISING DIVIDENDS FUND, INC.
                       [GRAPHIC OMITTED][GRAPHIC OMITTED]
               (Exact Name of Registrant as Specified in Charter)

            6803 South Tucson Way, Centennial, Colorado 80112-3924
                       [GRAPHIC OMITTED][GRAPHIC OMITTED]
                    (Address of Principal Executive Offices)

                                  303-768-3200
                       [GRAPHIC OMITTED][GRAPHIC OMITTED]
                  (Registrant's Area Code and Telephone Number)

                              Robert G. Zack, Esq.
                  Executive Vice President & General Counsel
                             OppenheimerFunds, Inc.
                           Two World Financial Center
                               225 Liberty Street
                            New York, New York 10148
                                 (212) 323-0250
                       [GRAPHIC OMITTED][GRAPHIC OMITTED]
                     (Name and Address of Agent for Service)

  As soon as practicable after the Registration Statement becomes effective.
                      [GRAPHIC OMITTED][GRAPHIC OMITTED]
                (Approximate Date of Proposed Public Offering)

Title of Securities Being Registered:  Class A, Class B, Class C and Class N
of Oppenheimer Rising Dividends Fund, Inc.

It is proposed that this filing will become effective on August 27, 2008 pursuant to Rule 488.

No filing fee is due because of reliance on Section 24(f) of the Investment
Company Act of 1940, as amended.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following pages and documents:

Front Cover
Contents Page

Part A

Combined Prospectus and Proxy Statement of Oppenheimer Rising Dividends Fund,
Inc.

Part B

Statement of Additional Information

Part C

Other Information
Signatures
Exhibits

                        OPPENHEIMER DIVIDEND GROWTH FUND
                6803 South Tucson Way, Centennial, Colorado 80112
                                 1.800.225.5677

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 7, 2008

To the Shareholders of Oppenheimer Dividend Growth Fund:

      Notice is hereby given that a Special Meeting of the Shareholders of
Oppenheimer Dividend Growth Fund ("Dividend Growth Fund"), a registered open-end management investment company, will be held at 6803 South Tucson Way,
Centennial, Colorado 80112 at 1:00 p.m., Mountain Time, on November 7, 2008, or
any adjournments thereof (the "Meeting"), for the following purposes:

     1. To approve an  Agreement  and Plan of  Reorganization  between  Dividend
Growth Fund and  Oppenheimer  Rising  Dividends Fund,  Inc.  ("Rising  Dividends
Fund"), and the transactions  contemplated thereby,  including: (a) the transfer of substantially all the assets of Dividend Growth Fund to Rising Dividends Fund in exchange for Class A, Class B, Class C and Class N shares of Rising Dividends
Fund;  (b)  the   distribution  of  shares  of  Rising  Dividends  Fund  to  the corresponding  Class A, Class B, Class C and Class N  shareholders  of  Dividend
Growth  Fund in  complete  liquidation  of  Dividend  Growth  Fund;  and (c) the cancellation  of the  outstanding  shares of  Dividend  Growth  Fund (all of the foregoing being referred to as the "Proposal"); and

     2. To act upon such other matters as may properly come before the Meeting.

      Shareholders of record at the close of business on July 9, 2008 are entitled to notice of, and to vote at, the Meeting. The Proposal is more fully discussed in the combined Prospectus and Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of Dividend Growth Fund recommends a vote in favor of the Proposal.

                   YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.
                          WE URGE YOU TO VOTE PROMPTLY.
                             YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees,
Robert G. Zack, Secretary
September 12, 2008
--------------------------------------------------------------------------------------------
                      PLEASE VOTE THE ENCLOSED PROXY TODAY.
                 YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

                        OPPENHEIMER RISING DIVIDENDS FUND
                     6803 South Tucson Way, Centennial, Colorado 80112
                                 1.800.225.5677

                     COMBINED PROSPECTUS AND PROXY STATEMENT
                            Dated September 12, 2008

                       SPECIAL MEETING OF SHAREHOLDERS OF
                        OPPENHEIMER DIVIDEND GROWTH FUND
                         to be held on November 7, 2008

                          Acquisition of the Assets of
                        OPPENHEIMER DIVIDEND GROWTH FUND
                     6803 South Tucson Way, Centennial, Colorado 80112
                                 1.800.225.5677

           By             and in exchange for Class A, Class B, Class C and
                          Class N shares of OPPENHEIMER RISING DIVIDENDS FUND,
                          INC.

      This combined Prospectus and Proxy Statement solicits proxies from the shareholders of Oppenheimer Dividend Growth Fund ("Dividend Growth Fund"), an
open-end management investment company, to be voted at a Special Meeting of
Shareholders (the "Meeting") to approve the Agreement and Plan of Reorganization
(the "Reorganization Agreement") and the transactions contemplated thereby (the
"Reorganization") between Dividend Growth Fund and Oppenheimer Rising Dividends
Fund, Inc. ("Rising Dividends Fund"), an open-end management investment company.
This combined Prospectus and Proxy Statement constitutes the Prospectus of
Rising Dividends Fund and the Proxy Statement of Dividend Growth Fund filed on
Form N-14 with the Securities and Exchange Commission ("SEC"). If shareholders of Dividend Growth Fund vote to approve the Reorganization Agreement and the
Reorganization, substantially all of the assets of Dividend Growth Fund will be transferred to Rising Dividends Fund in exchange for shares of Rising Dividends
Fund and the assumption of certain liabilities, if any, described in the
Reorganization Agreement. The Meeting will be held at the offices of
OppenheimerFunds, Inc. (the "Manager") at 6803 South Tucson Way, Centennial,
Colorado 80112 on November 7, 2008, at 1:00 p.m., Mountain Time. The Board of
Trustees of Dividend Growth Fund is soliciting these proxies on behalf of
Dividend Growth Fund. This combined Prospectus and Proxy Statement will first be sent to shareholders on or about September 12, 2008.

      If the shareholders of Dividend Growth Fund vote to approve the
Reorganization Agreement and the Reorganization, shareholders will receive:
Class A shares of Rising Dividends Fund equal in value to the value as of the
"Valuation Date," which is the business day preceding the Closing Date (as such term is defined in the Reorganization Agreement attached hereto as Exhibit A) of the Reorganization, of their Class A shares of Dividend Growth Fund; Class B shares of Rising Dividends Fund equal in value to the value as of the Valuation
Date of their Class B shares of Dividend Growth Fund; Class C shares of Rising
Dividends Fund equal in value to the value as of the Valuation Date of their
Class C shares of Dividend Growth Fund; and Class N shares of Rising Dividends
Fund equal in value to the value as of the Valuation Date of their Class N shares of Dividend Growth Fund. Dividend Growth Fund will subsequently be dissolved.

      This combined Prospectus and Proxy Statement gives information about the
Class A, Class B, Class C, Class N and Class Y shares of Rising Dividends Fund that you should know before investing. You should retain it for future reference. A Statement of Additional Information, dated September 12, 2008, relating to the Reorganization, has been filed with the SEC as part of the
Registration Statement on Form N-14 (the "Registration Statement") and is
incorporated herein by reference. You may request a free copy by writing to
OppenheimerFunds Services (the "Transfer Agent") at P.O. Box 5270, Denver,
Colorado 80217, by visiting the OppenheimerFunds Internet website at
www.oppenheimerfunds.com or by calling toll-free 1.800.225.5677. The Prospectus of Rising Dividends Fund dated February 15, 2008, as supplemented April 28,
2008, is enclosed herewith and considered a part of this combined Prospectus and
Proxy Statement. It is intended to provide you with information about Rising
Dividends Fund. For more information regarding Rising Dividends Fund, in addition to its Prospectus, see the Statement of Additional Information dated
February 15, 2008, as supplemented April 28, 2008 and May 12, 2008, the annual report dated October 31, 2007, which includes audited financial statements of
Rising Dividends Fund for the 12-month period ended October 31, 2007, and the semi-annual report dated April 30, 2008, which includes unaudited financial statements of Rising Dividends Fund and management's discussion of fund performance for the 6-month period ended April 30, 2008. These documents have been filed with the SEC and are incorporated herein by reference.

      For more information regarding Dividend Growth Fund, see the Prospectus of
Dividend Growth Fund dated August 27, 2007, as supplemented December 28, 2007.
In addition to its Prospectus, see the Statement of Additional Information of
Dividend Growth Fund dated August 27, 2007, as supplemented September 13, 2007,
December 28, 2007, January 22, 2008, April 28, 2008, and May 12, 2008, the
annual report of Dividend Growth Fund dated April 30, 2008, which includes audited financial statements of Dividend Growth Fund for the 12-month period ended April 30, 2008, and the semi-annual report of Dividend Growth Fund dated
October 31, 2007, which includes unaudited financial statements for the 6-month period ended October 31, 2007. These documents have been filed with the SEC and are incorporated herein by reference.

      You may receive a free copy of these documents by writing to the Transfer
Agent at P.O. Box 5270, Denver, Colorado 80217, by visiting the website at
www.oppenheimerfunds.com or by calling toll-free 1.800.225.5677.

Mutual fund shares are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other
U.S. government agency. Mutual fund shares involve investment risks including the possible loss of principal.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this
Prospectus and Proxy Statement. Any representation to the contrary is a criminal offense.

This combined Prospectus and Proxy Statement is dated September 12, 2008.

                                TABLE OF CONTENTS
                     COMBINED PROSPECTUS AND PROXY STATEMENT

                                                                                      Page

Synopsis................................................................
What am I being asked to vote on?....................................
What are the general tax consequences of the Reorganization?.........
How do the investment objectives and policies of the Funds compare?..
What are the fees and expenses of each Fund and what are they expected to be after the Reorganization?...............................................
What are the capitalizations of the Funds and what would the capitalization be after the Reorganization?...............................................
How have the Funds performed?........................................

How do the Account Features and Shareholder Services for the Funds Compare?
      Purchases, Redemptions and Exchanges..............................
      Dividends and Distributions.......................................
      Other Shareholder Services........................................

How do the Principal Risks of Investing in the Funds Differ?............

Information About the Reorganization....................................
   How will the Reorganization be carried out? .........................
   Who will pay the expenses of the Reorganization? ....................
   What are the tax consequences of the Reorganization? ................

Reasons for the Reorganization..........................................
   Board Considerations ................................................
   What should I know about Shares of Rising Dividends Fund?............

What are the Fundamental Investment Restrictions of the Funds?..........

Other Comparisons Between the Funds.....................................
      Management of the Funds...........................................
      Investment Management and Fees....................................
      Distribution Services.............................................
      Transfer Agency and Custody Services..............................
      Shareholder Rights................................................

Voting Information .....................................................
   How do I vote? ......................................................
   Who is Entitled to Vote and How are Votes Counted?...................
   Quorum and Required Vote.............................................
   Solicitation of Proxies..............................................
   Revoking a Proxy.....................................................
   What other matters will be voted upon at the Meeting?................

Additional Information About the Funds..................................
   Householding of Reports to Shareholders and Other Fund Documents.....
   Principal Shareholders...............................................

Exhibit A:  Agreement and Plan of Reorganization between Oppenheimer Dividend
Growth Fund and Oppenheimer Rising Dividends Fund................................
Exhibit B:  Principal Shareholders......................................

Enclosures:
   Prospectus of Oppenheimer Rising Dividends Fund dated February 15, 2008, as supplemented April 28, 2008.

                                    SYNOPSIS

      This is only a summary and is qualified in its entirety by the more detailed information contained in or incorporated by reference in this combined
Prospectus and Proxy Statement and by the Reorganization Agreement which is attached as Exhibit A. Shareholders should carefully review this Prospectus and
Proxy Statement and the Reorganization Agreement in their entirety and the
Prospectus of Rising Dividends Fund which accompanies this Prospectus and Proxy
Statement and is incorporated herein by reference.

What am I being asked to vote on?

      You are being asked by the Board of Trustees ("the Board") of Dividend
Growth Fund to approve the reorganization of your fund, Dividend Growth Fund, with and into Rising Dividends Fund (each individually a "Fund" and collectively the "Funds"). If shareholders of Dividend Growth Fund approve the
Reorganization, substantially all of the assets of Dividend Growth Fund will be transferred to Rising Dividends Fund, in exchange for an equal value of shares of Rising Dividends Fund and the assumption of certain liabilities, if any, described in the Reorganization Agreement. The shares of Rising Dividends Fund will then be distributed to Dividend Growth Fund shareholders, and Dividend
Growth Fund will subsequently be liquidated. If the Reorganization is approved by shareholders of Dividend Growth Fund, you will no longer be a shareholder of
Dividend Growth Fund, and, instead, will become a shareholder of Rising
Dividends Fund. This exchange will occur on the Closing Date of the
Reorganization.

      Approval of the Reorganization means that as a shareholder in Dividend
Growth Fund, you will receive Class A, Class B, Class C or Class N shares of
Rising Dividends Fund, as the case may be, equal in value to the value of the net assets of your Dividend Growth Fund shares transferred to Rising Dividends
Fund on the Closing Date. The shares you receive will be issued at net asset value ("NAV") without a sales charge and will not be subject to any additional contingent deferred sales charge ("CDSC"). However, any CDSC that applies to
Dividend Growth Fund shares as of the date of the exchange will carry over to
Rising Dividends Fund shares received in the Reorganization.

      In considering whether to approve the Reorganization, you should consider, among other things:
(i) The number of similarities (as well as any differences) between the Funds
(as discussed herein) and the relative advantages and disadvantages of each Fund.
(ii) That the Reorganization would allow you the ability to continue your investment in a fund that closely resembles the investment style you were seeking when you invested in Dividend Growth Fund.

     Dividend  Growth Fund is an  open-end,  diversified  management  investment company  organized as a  Massachusetts  business trust in February 2005.  Rising
Dividends  Fund  is  an  open-end,  diversified  management  investment  company organized  as a  Maryland  corporation  in August  1979.  Dividend  Growth  Fund commenced operations on July 8, 2005. Rising Dividends Fund commenced operations on April 30, 1980. As of April 30, 2008,  Dividend Growth Fund had approximately
$146  million in net assets,  and Rising  Dividends  Fund had  approximately  $1 billion in net  assets.  Prior to August 1, 2007,  Rising  Dividends  Fund had a
different  investment  objective and management fee schedule (see the discussion in "How have the Funds performed?" beginning on page 11 for more details).

      Shareholders of Dividend Growth Fund are expected to realize a number of benefits from the proposed Reorganization. Shareholders of Dividend Growth Fund
could be expected to benefit from the future economies of scale associated with a larger fund as a result of the combined assets realizing a lower management fee breakpoint than Dividend Growth Fund shareholders currently receive.
Furthermore, although performance is not indicative of future results, Rising
Dividends Fund has outperformed Dividend Growth Fund for all of the periods where both of the Funds were in existence, including the 1-year, 2-year and life-of-fund (for Dividend Growth Fund, which is slightly less than 3 years)
periods as of April 30, 2008. In comparing fund performance, it is important to remember that prior to August 1, 2007 Rising Dividends Fund had a different investment objective and management fee schedule.

      OppenheimerFunds Distributor, Inc. ("OFDI" or the "Distributor") is the
general distributor for both Funds and believes that Rising Dividends Fund has greater prospects for asset growth and attracting new assets than Dividend
Growth Fund would otherwise have as a stand-alone fund because of its relatively better performance and longer track record. Moreover, the Funds have similar investment objectives and portfolio investments, therefore shareholders who originally purchased shares of Dividend Growth Fund will continue to have the benefit of owning shares of a substantially similar fund with a stronger long-term performance record. Additionally, the Manager is the investment adviser to both Funds and employs the same portfolio manager to manage both
Funds. As a result, merging the two Funds also will allow the portfolio manager and his team to focus on managing one larger fund rather than two smaller but similar funds. (See the discussion in "Reasons for the Reorganization" beginning on page 23 for more details.)

      The Board of Trustees of Dividend Growth Fund reviewed and discussed with the Manager and the Board's independent legal counsel the proposed
Reorganization. Information with respect to, but not limited to, each Fund's respective investment objectives and policies, management fees, distribution fees and other operating expenses, historical performance and asset size, was also considered by the Board of Trustees of Dividend Growth Fund.

      Based on the considerations discussed above and the reasons more fully described under "Reasons for the Reorganization" (beginning on page 23), together with other relevant factors and information, at a meeting held on June
19, 2008, the Board of Trustees of Dividend Growth Fund concluded that the
Reorganization would be in the best interests of shareholders of Dividend Growth
Fund and that the Fund would not experience any dilution as a result of the
Reorganization. The Board of Trustees of Dividend Growth Fund unanimously voted to approve the proposed Reorganization and to recommend that shareholders approve the proposed Reorganization.

      The proposed Reorganization was also unanimously approved by the Board of
Directors of Rising Dividends Fund following a meeting held on June 16, 2008.

                  THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE
                     TO APPROVE THE REORGANIZATION AGREEMENT

What are the general tax consequences of the Reorganization?

      It is expected that shareholders of Dividend Growth Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for shares of Rising Dividends Fund. You should, however, consult your tax advisor regarding the effect, if any, of the
Reorganization in light of your individual circumstances. You should also consult your tax advisor about state and local tax consequences.

      For federal income tax purposes, the holding period of your Dividend
Growth Fund shares will be carried over to the holding period for Rising
Dividends Fund shares you receive in connection with the Reorganization. This exchange will occur on the Closing Date (as such term is defined in the
Reorganization Agreement) of the Reorganization.

      One of the requirements to qualify as a tax-free reorganization under the
Internal Revenue Code is that a significant portion of the assets of Dividend
Growth Fund continue to be used by Rising Dividends Fund after the
Reorganization. Due to common holdings in both Funds, it is expected that the assets of Dividend Growth Fund will satisfy this requirement. As a result, prior to the Reorganization, it is not expected to be necessary for Dividend Growth
Fund to sell portfolio securities that do not conform to the portfolio securities of Rising Dividends Fund for purposes of the Reorganization. However,
Dividend Growth Fund may sell securities prior to the Reorganization in the ordinary course of its business as an open-end investment company.

      For further information about the tax consequences of the Reorganization, please see the section titled "Information About the Reorganization--What are the Tax Consequences of the Reorganization?"

How do the investment objectives and policies of the Funds compare?

       The chart below compares the Funds' overall investment objectives, investment strategies and other policies.

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          DIVIDEND GROWTH FUND                   RISING DIVIDENDS FUND
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
                             Investment Objectives
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 The Fund seeks to maximize total        The Fund seeks total return.
 return through both capital
 appreciation and income.
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
                             Investment Strategies
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 The Fund invests mainly in common      The Fund invests mainly in common stocks
 stocks of companies that currently     of companies that currently dividends or
 pay dividends or are expected to       are expected to paying dividends in the
 begin paying dividends in the future.  future. Fund invests with an emphasis
 The Fund invests with an emphasis on   on companies that are expected to grow
 companies that are expected to grow    their dividends over time. As a non-
 their dividends over time. As a non-   fundamental policy, under normal market
 fundamental policy, under normal       conditions, the Fund will invest at least
 market conditions, the Fund will       80% of its net assets in securities
 invest at least 80% of its net         of companies that the portfolio managers
 assets in securities of companies      expect to experience dividend growth,
 that the portfolio managers expect     including companies that currently pay
 to experience dividend growth,         dividends and are expected to increase
 including companies that currently     them, and companies that do not currently
 pay dividends and are expected to      pay dividends but are expected to begin
 increase them, and companies that do   paying them in the near future.
 expected to begin paying them in the
 near future.

 The Fund's investment manager,         The Fund's investment manager,
 OppenheimerFunds, Inc. (the            OppenheimerFunds, Inc. (the "Manager")
 "Manager"), identifies securities      identifies securities of those companies
 of those companies that currently      that currently pay dividends, or are
 pay dividends, or are expected to      expected to begin paying dividends in the
 begin paying dividends in the future,  the future, emphasizing companies that are
 emphasizing companies that are         expected to grow their dividends over time.
 expected to grow their dividends over  The Manager focuses on factors that may time. Investments in companies that do vary in particular cases and over time
 not currently pay dividends is not     in seeking broad diversification of the
 expected to be a principal strategy    Fund's portfolio among industries and
 of the Fund. The Manager focuses on    market sectors.  Under normal market
 factors that may vary in particular    conditions, the Fund will diversify its
 cases and and over time in seeking     holdings across most major economic sectors.
 broad diversification of the Fund's    The Manager constructs the portfolio using
 portfolio among industries and market  a "top down" approach that focuses on
 sectors. Under normal market           broad economic trends affecting entire
 conditions, the Fund will diversify    markets and industries as well as a
 its holdings across most major         "bottom up" approach that focuses on the
 economic sectors. Currently, the       fundamental prospects of individual
 Manager constructs the portfolio       companies and issuers.
 using a "top down" approach that
 focuses on broad economic trends
 affecting entire markets and industries
 as well as a "bottom up" approach that
 focuses on the fundamental prospects of
 individual companies and issuers.

  While most of the Fund's assets will
  be invested in U.S. common stocks,     While most of the Fund's assets may
  other securities may also be           be invested in U.S. common stocks,
  purchased, including, to the extent    other securities may also be
  consistent with the Fund's objective   purchased, including, to the extent
  and investment policies, foreign       consistent with the Fund's objective
  stocks, fixed income instruments,      and investment policies, foreign
  convertible securities, preferred      stocks, fixed income instruments,
  stocks, futures and options,           convertible securities, preferred
  including covered call options.        stocks, futures and options,
                                         including covered call options.

-------------------------------------------------------------------------------
                         Who is the Fund Designed For?
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 The Fund is designed for investors      The Fund is designed for investors
 seeking income and capital              seeking total investment return from
 appreciation in their investment over   capital appreciation and dividend
 the long term. Those investors should   income over the long term. Those
 be willing to assume the risks of       investors should be willing to assume
 short-term share price fluctuations     the risks of short-term share price
 that are typical for a fund focusing    fluctuations that are typical for a
 on stock investments. The Fund is not   fund focusing on stock investments.
 a complete investment program           The Fund is not a complete investment
                                         program.
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
                                    Manager
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 OppenheimerFunds, Inc.                  OppenheimerFunds, Inc.
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
                               Portfolio Managers
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Neil M. McCarthy and Joseph R. Higgins  Neil M. McCarthy and Joseph R. Higgins
 -------------------------------------------------------------------------------

      As shown in the chart above, the Funds' investment objectives focus on total return and each Fund seeks to invest mainly in common stocks of companies that currently pay dividends or are expected to pay dividends in the future, with an emphasis on companies that are expected to grow their dividends over time. Most of the each Fund's assets are invested in U.S. common stocks and other securities. Rising Dividends Fund also invests in foreign securities (see the discussion in "Principal Investment Policies - Foreign Securities" beginning on page 18 for more details).

      As of May 31, 2008, approximately 98.6% of Dividend Growth Fund's portfolio consisted of equities and approximately 1.4% consisted of cash and cash equivalents, and approximately 99.4% of Rising Dividends Fund's portfolio consisted of equities and approximately 0.6% consisted of cash and cash equivalents. Each Fund's portfolio was allocated across the following sectors*:

---------------------------------------------------------------------------------
                                    Dividend Growth Fund  Rising Dividends Fund
              SECTOR                     Allocation             Allocation
                                      (as of 5/31/08)        (as of 5/31/08)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
o     Industrials                          15.37%                 15.97%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
o     Information Technology               13.72                  13.79
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
o     Financials                           13.39                  13.70
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
o     Energy                               13.23                  13.28
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
o     Consumer Staples                     11.67                  11.66
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
o     Health Care                          10.56                  10.83
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
o     Consumer Discretionary                8.05                   7.97
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
o     Telecommunication Services            4.55                   4.45
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
o     Materials                             4.06                   4.06
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
o     Utilities                             4.00                   3.71
---------------------------------------------------------------------------------

* Unaudited

What are the fees and expenses of each Fund and what are they expected to be after the Reorganization?

      Each Fund pays a variety of expenses directly for management of their respective assets, administration and/or distribution of shares and other services. Those expenses are subtracted from each Fund's assets to calculate the
Fund's net asset value per share. Shareholders pay these expenses indirectly.
Shareholders pay other expenses directly, such as sales charges.

      The tables below reflect the contractual management fee schedule for each of the Funds and the proposed "pro forma" management fee schedule for the surviving Rising Dividends Fund upon the successful completion of the
Reorganization, as of April 30, 2008. The tables are provided to help you understand and compare the fees and expenses of investing in shares of each
Fund. The pro forma fees and expenses of the surviving Rising Dividends Fund show what the fees and expenses are expected to be after giving effect to the
Reorganization.

                        CURRENT AND PRO FORMA FEE TABLES
         For Classes A, B, C, N and Y for the 12-month period as of April 30,
2008

---------------------------------------------------------------------------------
        (CLASS A SHARES)            Dividend       Rising          Dividend
                                                                Growth/Rising
                                                  Dividends   Dividends Combined
                                   Growth Fund      Fund      Pro Forma Expenses
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Shareholder Transaction Expenses (charges paid directly from a shareholder's investment)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Sales Charge (Load) on        5.75%         5.75%           5.75%
purchases (as a % of offering
price)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a % of the lower of
the original offering price or       None(1)       None(1)         None(1)
redemption proceeds)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a percentage of average daily net assets)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Management Fees                       0.65%         0.65%           0.64%
---------------------------------------------------------------------------------
Distribution and/or Service           0.24%       0.24%(2)          0.24%
(12b-1) Fees
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Other Expenses                        0.21%         0.21%           0.21%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Total Fund Operating Expenses         1.10%         1.10%           1.09%
---------------------------------------------------------------------------------
Rising Dividends Fund's management fee schedule was revised effective August 1,
2007, and "Management Fees" in the table above reflect the prior management fee schedule for 3 months through July 31, 2007 and the revised management fee schedule for 9 months through April 30, 2008. Pro Forma Expenses assume the revised management fee schedule was in place for the entire 12-month period ended April 30, 2008. "Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the Fund pays. "Other Expenses" are based on, among other things, fees the Fund would pay if the transfer agent did not waive a portion of its fee under a voluntary undertaking to the Fund to limit such fees to 0.35% of average daily net assets per fiscal year. In addition, for Dividend Growth Fund, "Total Fund Operating Expenses" are based on, among other things, fees that the Fund would pay if the Manager did not waive a portion of its fee under a voluntarily undertaking to waive management fees and/or reimburse the Fund for certain expenses so that total annual operating expenses will not exceed 1.10% for Class A shares.

After the voluntary waivers and expense reimbursements were applied to Dividend
Growth Fund, the actual "Other Expenses" and "Total Fund Operating Expenses" as
percentages of average daily net assets were 0.19% and 1.09% for Class A shares.
After the waiver was applied to Rising Dividends Fund, the actual "Other
Expenses" and "Total Fund Operating Expenses" for Class A shares as percentages of average daily net assets were the same as shown above. Expenses may vary in future years.

---------------------------------------------------------------------------------
        (CLASS B SHARES)            Dividend       Rising          Dividend
                                                                Growth/Rising
                                                  Dividends   Dividends Combined
                                   Growth Fund      Fund      Pro Forma Expenses
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Shareholder Transaction Expenses (charges paid directly from a shareholder's investment)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Sales Charge (Load) on        None          None             None
purchases (as a % of offering
price)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a % of the lower of
the original offering price or        5%(3)         5%(3)           5%(3)
redemption proceeds)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a percentage of average daily net assets)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Management Fees                       0.65%         0.65%           0.64%
---------------------------------------------------------------------------------
Distribution and/or Service           1.00%         1.00%           1.00%
(12b-1) Fees
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Other Expenses                        0.31%         0.26%           0.26%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Total Fund Operating Expenses         1.96%         1.91%           1.90%
---------------------------------------------------------------------------------
Rising Dividends Fund's management fee schedule was revised effective August 1,
2007, and "Management Fees" in the table above reflect the prior management fee schedule for 3 months through July 31, 2007 and the revised management fee schedule for 9 months through April 30, 2008. Pro Forma Expenses assume the revised management fee schedule was in place for the entire 12-month period ended April 30, 2008. "Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the Fund pays. "Other Expenses" are based on, among other things, fees the Fund would pay if the transfer agent did not waive a portion of its fee under a voluntary undertaking to the Fund to limit such fees to 0.35% of average daily net assets per fiscal year. In addition, for Dividend Growth Fund, "Total Fund Operating Expenses" are based on, among other things, fees that the Fund would pay if the Manager did not waive a portion of its fee under a voluntarily undertaking to waive management fees and/or reimburse the Fund for certain expenses so that total annual operating expenses will not exceed 1.85% for Class B shares.

After the voluntary waivers and expense reimbursements were applied to Dividend
Growth Fund, the actual "Other Expenses" and "Total Fund Operating Expenses" as
percentages of average daily net assets were 0.20% and 1.85% for Class B shares.
After the waiver was applied to Rising Dividends Fund, the actual "Other
Expenses" and "Total Fund Operating Expenses" for Class B shares as percentages of average daily net assets were the same as shown above. Expenses may vary in future years.

---------------------------------------------------------------------------------
        (CLASS C SHARES)            Dividend       Rising          Dividend
                                                                Growth/Rising
                                                  Dividends   Dividends Combined
                                   Growth Fund      Fund      Pro Forma Expenses
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Shareholder Transaction Expenses (charges paid directly from a shareholder's investment)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Sales Charge (Load) on        None          None             None
purchases (as a % of offering
price)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a % of the lower of
the original offering price or        1%(4)         1%(4)           1%(4)
redemption proceeds)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a percentage of average daily net assets)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Management Fees                       0.65%         0.65%           0.64%
---------------------------------------------------------------------------------
Distribution and/or Service           1.00%         1.00%           1.00%
(12b-1) Fees
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Other Expenses                        0.23%         0.26%           0.25%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Total Fund Operating Expenses         1.88%         1.91%           1.89%
---------------------------------------------------------------------------------
Rising Dividends Fund's management fee schedule was revised effective August 1,
2007, and "Management Fees" in the table above reflect the prior management fee schedule for 3 months through July 31, 2007 and the revised management fee schedule for 9 months through April 30, 2008. Pro Forma Expenses assume the revised management fee schedule was in place for the entire 12-month period ended April 30, 2008. "Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the Fund pays. "Other Expenses" are based on, among other things, fees the Fund would pay if the transfer agent did not waive a portion of its fee under a voluntary undertaking to the Fund to limit such fees to 0.35% of average daily net assets per fiscal year. In addition, for Dividend Growth Fund, "Total Fund Operating Expenses" are based on, among other things, fees that the Fund would pay if the Manager did not waive a portion of its fee under a voluntarily undertaking to waive management fees and/or reimburse the Fund for certain expenses so that total annual operating expenses will not exceed 1.85% for Class C shares.

After the voluntary waivers and expense reimbursements were applied to Dividend
Growth Fund, the actual "Other Expenses" and "Total Fund Operating Expenses" as
percentages of average daily net assets were 0.20% and 1.85% for Class C shares.
After the waiver was applied to Rising Dividends Fund, the actual "Other
Expenses" and "Total Fund Operating Expenses" for Class C shares as percentages of average daily net assets were the same as shown above. Expenses may vary in future years.

---------------------------------------------------------------------------------
        (CLASS N SHARES)            Dividend       Rising          Dividend
                                                                Growth/Rising
                                                  Dividends   Dividends Combined
                                   Growth Fund      Fund      Pro Forma Expenses
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Shareholder Transaction Expenses (charges paid directly from a shareholder's investment)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Sales Charge (Load) on        None          None             None
purchases (as a % of offering
price)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a % of the lower of
the original offering price or        1%(5)         1%(5)           1%(5)
redemption proceeds)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a percentage of average daily net assets)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Management Fees                       0.65%         0.65%           0.64%
---------------------------------------------------------------------------------
Distribution and/or Service           0.50%         0.50%           0.50%
(12b-1) Fees
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Other Expenses                        0.20%         0.23%           0.22%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Total Fund Operating Expenses         1.35%         1.38%           1.36%
---------------------------------------------------------------------------------
Rising Dividends Fund's management fee schedule was revised effective August 1,
2007, and "Management Fees" in the table above reflect the prior management fee schedule for 3 months through July 31, 2007 and the revised management fee schedule for 9 months through April 30, 2008. Pro Forma Expenses assume the revised management fee schedule was in place for the entire 12-month period ended April 30, 2008. "Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the Fund pays. "Other Expenses" are based on, among other things, fees the Fund would pay if the transfer agent did not waive a portion of its fee under a voluntary undertaking to the Fund to limit such fees to 0.35% of average daily net assets per fiscal year. In addition, for Dividend Growth Fund, "Total Fund Operating Expenses" are based on, among other things, fees that the Fund would pay if the Manager did not waive a portion of its fee under a voluntarily undertaking to waive management fees and/or reimburse the Fund for certain expenses so that total annual operating expenses will not exceed 1.35% for Class N shares.

After the waivers were applied to Dividend Growth Fund, the actual "Other
Expenses" and "Total Fund Operating Expenses" as percentages of average daily net assets were 0.19% and 1.34% for Class N shares. After the waiver was applied to Rising Dividends Fund, the actual "Other Expenses" and "Total Fund Operating
Expenses" for Class N shares as percentages of average daily net assets were the same as shown above. Expenses may vary in future years.

1. A Class A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions.
   See "How to Buy Shares" for details.
2. Effective January 1, 2003, the Board of Directors/Trustees voluntarily reduced the Class A asset-based sales charge to zero resulting in a 12b-1 service fee of 0.25%. The Board of Directors/Trustees can set the rate of the asset-based sales charge on Class A shares up to 0.25% of average annual net assets.
3. Applies to redemptions in first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% in years one through six and is eliminated after that.
4. Applies to shares redeemed within 12 months of purchase.
5. Applies to shares redeemed within 18 months of a retirement plan's first purchase of Class N shares.

      Class A shares of Dividend Growth Fund are not expected to realize a change in Total Fund Operating Expenses after the Reorganization. Class B and
Class C shareholders of Dividend Growth Fund are expected to realize an increase in Other Expenses and net operating expenses due to the elimination of the voluntary class-level expense caps on those classes in connection with the
Reorganization. Generally, and consistent with industry practice, the Manager adds voluntary expense caps to new funds to help ensure that the overall expenses of the funds are reasonable while the funds are smaller and gathering assets. OFI then removes those voluntary expense caps from more seasoned funds as the assets of the funds increase. As such, it is expected that Dividend
Growth Fund also would have eliminated these class-level expense caps (resulting in higher Other Expenses and net operating expenses). If these expense caps were not in place, Class B shareholders would be expected to realize a decrease in net operating expenses from 1.96% to 1.90% after the Reorganization, and Class C shareholders would be expected to realize a lesser increase in net operating expenses, from 1.88% to 1.89% after the Reorganization. Net operating expenses
(Total Fund Operating Expenses with voluntary waivers applied) for Class N shareholders of Dividend Growth Fund are expected to increase by 0.02% in the surviving fund after the Reorganization because of increased transfer agent expenses for the combined fund. Rising Dividends Fund has more accounts with a somewhat smaller average account size, resulting in a slightly higher transfer agent expense as a percentage of average net assets.

      As part of the Reorganization, the Manager has agreed to voluntarily waive fees to the extent necessary to ensure that total fund operating expenses for
Classes C and N of Rising Dividends Fund for a period of one year following the
Reorganization do not exceed the total fund operating expenses for Classes C and
N of Dividend Growth Fund as of the most recent month end prior to the
Reorganization.

Examples

      The examples below are intended to help you compare the cost of investing in Dividend Growth Fund, Rising Dividends Fund, and the surviving Rising
Dividends Fund after the Reorganization. These examples assume an annual return for each class of 5%, the operating expenses described in the tables above and reinvestment of your dividends and distributions.

      Your actual costs may be higher or lower because expenses will vary over time. For each $10,000 investment, you would pay the following projected expenses if you redeemed your shares after the number of years shown or held your shares for the number of years shown without redeeming, according to the following examples.

                              Dividend Growth Fund
--------------------------------------------------------------------------------
If shares are              1 Year        3 Years       5 Years      10 Years
redeemed(1):
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A                     $681          $906         $1,149        $1,845
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B                     $701          $921         $1,267       $1,873(2)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C                     $293          $596         $1,026        $2,221
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N                     $238          $430          $744         $1,635
--------------------------------------------------------------------------------

                              Dividend Growth Fund
--------------------------------------------------------------------------------
If shares are not          1 Year        3 Years       5 Years      10 Years
redeemed(4):
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A                     $681          $906         $1,149        $1,845
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B                     $201          $621         $1,067       $1,873(2)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C                     $193          $596         $1,026        $2,221
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N                     $138          $430          $744         $1,635
--------------------------------------------------------------------------------

                              Rising Dividends Fund
--------------------------------------------------------------------------------
If shares are             1 Year        3 Years       5 Years      10 Years
redeemed(1):
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A                     $681          $906         $1,149        $1,845
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B                     $696          $906         $1,241       $1,843(2)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C                     $296          $606         $1,041        $2,254
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N                     $241          $440          $760         $1,669
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y(3)                   $85          $266          $462         $1,030
--------------------------------------------------------------------------------

                              Rising Dividends Fund
--------------------------------------------------------------------------------
If shares are not          1 Year        3 Years       5 Years      10 Years
redeemed(4):
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A                     $681          $906         $1,149        $1,845
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B                     $196          $606         $1,041       $1,843(2)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C                     $196          $606         $1,041        $2,254
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N                     $141          $440          $760         $1,669
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y(3)                   $85          $266          $462         $1,030
--------------------------------------------------------------------------------

          Pro Forma Surviving Rising Dividends Fund (Post-Reorganization)
--------------------------------------------------------------------------------
If shares are              1 year        3 years       5 years      10 years
redeemed(1):
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A                     $680          $903         $1,144        $1,834
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B                     $695          $903         $1,236       $1,832(2)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C                     $294          $599         $1,031        $2,232
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N                     $239          $434          $750         $1,646
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y(3)                   $84          $263          $457         $1,018
--------------------------------------------------------------------------------

              Pro Forma Surviving Rising Dividends Fund (Post-Reorganization)
--------------------------------------------------------------------------------
If shares are not         1 year        3 years       5 years      10 years
redeemed(4):
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A                     $680          $903         $1,144        $1,834
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B                     $195          $603         $1,036       $1,832(2)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C                     $194          $599         $1,031        $2,232
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N                     $139          $434          $750         $1,646
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y(3)                   $84          $263          $457         $1,018
--------------------------------------------------------------------------------

(1) In the "If shares are redeemed" examples, expenses include the initial sales charge for Class A and the applicable Class B, Class C and Class N contingent deferred sales charges.
(2) Class B expenses for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A shares 72 months after purchase.
(3) There is no sales charge on Class Y shares.
(4) In the "If shares are not redeemed" examples, the Class A expenses include the initial sales charge, but Class B, Class C and Class N expenses do not include the contingent deferred sales charges.

      Tables showing each Fund's Annual Total Operating Expenses and expense cost examples for its most recently completed fiscal year can be found, respectively, in the prospectus of Rising Dividends Fund dated February 15, 2008 and the prospectus of Dividend Growth Fund dated August 27, 2007, each of which are incorporated herein by reference.

What are the capitalizations of the Funds and what would the capitalization be after the Reorganization?

      The following tables set forth the existing capitalization (unaudited) of
Dividend Growth Fund and Rising Dividends Fund as of April 30, 2008, and the pro
forma combined capitalization of Rising Dividends Fund as of April 30, 2008, as
if the Reorganization had occurred on that date.

--------------------------------------------------------------------------------
Dividend Growth Fund        Net Assets          Shares        Net Asset Value
                                             Outstanding         Per Share
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Class A                  102,750,648        8,902,017           $11.54
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Class B                   13,148,533        1,143,366           $11.50
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Class C                   22,084,216        1,921,385           $11.49
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Class N                   2,752,877          238,780            $11.53
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL                      140,736,274        12,205,548          $11.53
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Rising Dividends Fund       Net Assets          Shares        Net Asset Value
                                             Outstanding         Per Share
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Class A                  727,347,065        42,516,082          $17.11
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Class B                   96,233,813        6,161,804           $15.62
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Class C                  105,038,539        6,742,580           $15.58
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Class N                   25,275,672        1,492,266           $16.94
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Class Y                   33,782,404        1,933,296           $17.47
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL                      987,677,493        58,846,028          $16.78
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Rising Dividends Fund       Net Assets          Shares        Net Asset Value
(Pro Forma Surviving
Fund)*                                       Outstanding         Per Share
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Class A                  830,097,713        48,522,231          $17.11
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Class B                  109,382,346        7,003,698           $15.62
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Class C                  127,122,755        8,160,199           $15.58
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Class N                   28,028,549        1,654,795           $16.94
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Class Y                   33,782,404        1,933,296           $17.47
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL                     1,128,413,767       67,274,219          $16.77
--------------------------------------------------------------------------------

*  Reflects the issuance of 6,006,149 Class A shares, 841,894 Class B shares,
   1,417,619 Class C shares, and 162,529 Class N shares of Rising Dividends Fund in a tax-free exchange for the net assets of Dividend Growth Fund, aggregating 8,428,191.

How have the Funds performed?

      The following past performance information for each Fund is set forth below: (i) a bar chart showing changes in each Fund's performance for Class A shares from year to year for the last ten calendar years (or less, if applicable) and (ii) tables detailing how the average annual total returns of each Fund's shares, both before and after taxes, compared to those of broad-based market indices. The after-tax returns are shown for Class A shares only and are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state or local taxes. The after-tax returns are calculated based on certain assumptions mandated by regulation and your actual after-tax returns may differ from those shown, depending on your individual tax situation. The after-tax returns set forth below are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or IRAs or to institutional investors not subject to tax. The past investment performance of either Fund, before and after taxes, is not necessarily an indication of how either Fund will perform in the future.

      In comparing fund performance, it is important to note that prior to
August 1, 2007, Rising Dividends Fund was named "Oppenheimer Quest Value Fund,
Inc." and its investment objective was to seek capital appreciation. Therefore, the longer term performance of Rising Dividends Fund is not based solely on the investment objective and strategies Rising Dividend Fund currently employs. In addition, prior to August 1, 2007, Rising Dividends Fund paid a higher actual advisory fee, and the performance and expense information herein reflects the higher actual advisory fees paid by Rising Dividends Fund prior to August 1,
2007.

Annual Total Returns for Dividend Growth Fund (Class A) as of 12/31 each year

[Graphic bar chart]

--------------------------------------------------------------------------------
          Calendar Year Ended:              Oppenheimer Dividend Growth Fund
                                                  Annual Total Returns
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/06                                 13.1%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/07                                  7.44
--------------------------------------------------------------------------------

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.

For the period from January 1, 2008 through June 30, 2008, the cumulative return
(not annualized) before taxes for Class A shares was -9.39%. During the period shown in the bar chart, the highest return (not annualized) before taxes for a calendar quarter was 5.79% (2nd Qtr `07) and the lowest return (not annualized)
before taxes for a calendar quarter was -1.35% (4th Qtr `07).

Annual Total Returns for Rising Dividends Fund (Class A) as of 12/31 each year

[Graphic bar chart]

--------------------------------------------------------------------------------
          Calendar Year Ended:             Oppenheimer Rising Dividends Fund
                                                  Annual Total Returns
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/98                                 9.47%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/99                                 -0.04
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/00                                 12.97
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/01                                 -7.88
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/02                                 -18.88
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/03                                 27.02
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/04                                 12.67
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/05                                  5.97
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/06                                 15.97
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/07                                 12.73
--------------------------------------------------------------------------------

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.

For the period from January 1, 2008 through June 30, 2008, the cumulative return
(not annualized) before taxes for Class A shares was -9.34%. During the period shown in the bar chart, the highest return (not annualized) before taxes for a calendar quarter was 16.38% (2nd Qtr `03) and the lowest return (not annualized)
before taxes for a calendar quarter was -18.46% (3rd Qtr `02).

-------------------------------------------------------------------
Dividend Growth Fund
-------------------------------------------------------------------
-------------------------------------------------------------------
Average Annual Total Returns       1 Year         Life of Class
for    the    periods    ended
December 31, 2007
-------------------------------------------------------------------
-------------------------------------------------------------------
Class  A   Shares   (inception
6/30/05)                            1.27%             7.28%
  Return Before Taxes               0.52%             6.75%
  Return After Taxes on
  Distributions                     1.21%             6.03%
  Return    After   Taxes   on
  Distributions  and  Sale  of
  Fund Shares
-------------------------------------------------------------------
-------------------------------------------------------------------
Class  B   Shares   (inception      1.63%             7.97%
6/30/05)
-------------------------------------------------------------------
-------------------------------------------------------------------
Class  C   Shares   (inception      5.59%             9.02%
6/30/05)
-------------------------------------------------------------------
-------------------------------------------------------------------
Class  N   Shares   (inception      6.20%             9.27%
8/12/05)
-------------------------------------------------------------------
-------------------------------------------------------------------
S&P 500 Index (reflects no          5.49%            10.78%
deduction for fees, expenses                        9.51%(1)
or taxes)
-------------------------------------------------------------------
-------------------------------------------------------------------
Russell 1000 Index (reflects        5.77%            10.94%
no deduction for fees,                              9.60%(1)
expenses or taxes)
1.    From 7/31/05

--------------------------------------------------------------------------------
Rising Dividends Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Average Annual Total Returns                                       10 Years
for the periods ended              1 Year                        (or life of
December 31, 2007                                  5 Years     class, if less)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares (inception
4/30/80)                            6.25%          13.32%           5.61%
  Return Before Taxes               1.77%          11.01%           3.98%
  Return After Taxes on
  Distributions                     6.10%          10.82%           4.19%
  Return After Taxes on
  Distributions and Sale of
  Fund Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares (inception           7.32%          13.50%           5.83%
9/1/93)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Shares (inception          10.93%          13.73%           5.49%
9/1/93)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Shares (inception          11.49%          14.32%           6.14%
3/1/01)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y Shares (inception          13.03%          14.94%           6.52%
12/16/96)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
S&P 500 Index (reflects no
deduction for fees, expenses        5.49%          12.82%           5.91%
or taxes)                                                          4.30%(1)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Russell 1000 Index (reflects
no deduction for fees,              5.77%          13.43%           6.20%
expenses or taxes)                                                 4.78%(1)
--------------------------------------------------------------------------------
1.    From 02/28/01

For each Fund, the average annual total returns include applicable sales charges: for Class A, the current maximum initial sales charge of 5.75%; for
Class B, the contingent deferred sales charge of 5% (1-year) and 2% (5-years);
and for Class C and Class N, the 1% contingent deferred sales charge for the
1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, Class B
"life-of-class" performance does not include any contingent deferred sales charge and uses Class A performance for the period after conversion. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares.

The performance of each Fund's Class A shares is compared to the S&P 500 Index, an unmanaged index of equity securities that is a measure of the general domestic stock market, and the Russell 1000 Index, an index that is a widely used measure of domestic, large-cap stock performance and is made up of the top
1,000 stocks in the Russell 3000 Index. The indices' performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund's investments vary from those in the indices.

Management's Discussion of Rising Dividends Fund's Performance

      A discussion of the performance of Rising Dividends Fund can be found in its semi-annual report dated April 30, 2008, which is incorporated herein by reference.

HOW DO THE ACCOUNT FEATURES AND SHAREHOLDER SERVICES FOR THE FUNDS COMPARE?

Purchases, Redemptions and Exchanges

      The procedures for purchases, redemptions and exchanges of shares of the
Funds are the same. Shares of either Fund may be exchanged for shares of the same class of certain other Oppenheimer funds offering such shares. Exchange privileges are subject to amendment or termination at any time.

      Both Funds have the same initial and subsequent minimum investment amounts for the purchase of shares. These amounts are $1,000 and $50, respectively. Both
Funds have a maximum initial sales charge of 5.75% on Class A shares for purchases of less than $25,000. The sales charge of 5.75% is reduced for purchases of Class A shares of $25,000 or more. Investors who purchase $1 million or more of Class A shares pay no initial sales charge but may have to pay a contingent deferred sales charge ("CDSC") of up to 1% if the shares are sold within 18 calendar months from the beginning of the calendar month during which they were purchased. Class B shares of the Funds are sold without a front-end sales charge but may be subject to a CDSC upon redemption depending on the length of time the shares are held. The CDSC begins at 5% for shares redeemed in the first year and declines to 1% in the sixth year and is eliminated after that. Class C shares may be purchased without an initial sales charge, but if redeemed within 12 months of buying them, a CDSC of 1% may be deducted. Class N shares are purchased without an initial sales charge, but if redeemed within 18 months of the retirement plan's first purchase of N shares, a
CDSC of 1% may be deducted.

      Class A, Class B, Class C and Class N shares of Rising Dividends Fund received in the Reorganization will be issued at net asset value, without a sales charge and no CDSC will be imposed on Dividend Growth Fund shares exchanged for Rising Dividends Fund shares as a result of the Reorganization.
However, any CDSC that applies to Dividend Growth Fund shares as of the date of the exchange will carry over to Rising Dividends Fund shares received in the
Reorganization.

Dividends and Distributions

      Both Funds intend to declare dividends separately for each class of shares
(as applicable) from net investment income. Dividend Growth Fund intends to declare and pay dividends on an annual basis, and Rising Dividends Fund intends to declare and pay dividends on a quarterly basis. Dividends and distributions paid to Class A and Class Y shares will generally be higher than dividends for
Class B, Class C and Class N shares, which normally have higher expenses than
Class A and Class Y shares. The Funds have no fixed dividend rate and cannot guarantee that they will pay any dividends or distributions.

      Either Fund may realize capital gains on the sale of portfolio securities.
If it does, it may make distributions out of any net short-term or long-term capital gains each year. Each Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. However, there can be no assurance that either Fund will pay any capital gains distributions in a particular year.

Other Shareholder Services

      Both Funds also offer the following privileges: (i) the ability to reduce your sales charge on purchases of Class A shares through rights of accumulation or letters of intent, (ii) reinvestment of dividends and distributions at net asset value, (iii) net asset value purchases by certain individuals and entities, (iv) Asset Builder (automatic investment) Plans, (v) Automatic
Withdrawal and Exchange Plans for shareholders who own shares of the Funds, (vi)
AccountLink and PhoneLink arrangements, (vii) exchanges of shares for shares of the same class of certain other funds at net asset value, (viii) telephone and
Internet redemption and exchange privileges and (ix) wire redemptions of fund shares (for a fee). All of such services and privileges are subject to amendment or termination at any time and are subject to the terms of the Funds' respective prospectuses. For additional information, please see the section in the current
Prospectus of Rising Dividends Fund titled "ABOUT YOUR ACCOUNT," provided along with this combined Prospectus and Proxy Statement.

Special Account Features

      When your shares of Dividend Growth Fund are exchanged for shares of
Rising Dividends Fund, any special account features (such as an Asset Builder
Plan or Automatic Withdrawal Plan) selected for your Dividend Growth Fund account will be continued for your new Rising Dividends Fund account (if those features are available for Rising Dividends Fund) unless you instruct the
Transfer Agent otherwise. If you currently own shares in both Funds and have selected the same special account features for each Fund (such as an Automatic
Withdrawal Plan for both Funds) and the accounts have identical account attributes (e.g., account holder's name, address, appropriate bank accounts), the special account feature options you selected for your Dividend Growth Fund account will be applied to the special account features selected for your Rising
Dividends Fund account, unless you instruct the Transfer Agent otherwise.

HOW DO THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS DIFFER?

The Funds' Overall Risk and Main Risks of Investing

      Like all investments, an investment in either Fund involves risk. The risks associated with an investment in each Fund are substantially similar.
There is no assurance that either Fund will meet its investment objective. The achievement of the Funds' goals depends upon market conditions, generally, and on the portfolio manager's analytical and portfolio management skills. The risks described below collectively form the risk profiles of the Funds, and can affect the value of the Funds' investments, investment performance and prices per share. There is also the risk that poor securities selection by the Manager will cause a Fund to underperform other funds having a similar objective. These risks mean that you can lose money by investing in either Fund. When you redeem your shares, they may be worth more or less than what you paid for them.

      The allocation of each Fund's portfolio among different investments will vary over time based upon the Manager's evaluation of economic and market trends. In the OppenheimerFunds spectrum, both Dividend Growth Fund and Rising
Dividends Fund are generally more aggressive than funds that invest in both stocks and bonds or in investment grade debt securities, but may be less volatile than small-cap and emerging markets stock funds. Rising Dividends Fund might be seen as having slightly higher risks because of its exposure to international equity securities; however, OFI has reviewed the proposed
Reorganization and does not believe that the Reorganization will materially increase overall investment risks for shareholders of Dividend Growth Fund.

      For both Dividend Growth Fund and Rising Dividends Fund, the Manager tries to reduce risks by carefully researching securities before they are purchased.
The Funds also attempt to reduce their exposure to market risks by diversifying their investments, that is, by not holding a substantial percentage of the stock of any one company and by not investing too great a percentage of assets in any one issuer. Neither Fund concentrates 25% or more of its investments in companies in any one industry.

      An investment in either Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

      Risks of Investing in Stocks. The Funds' investment focus on companies that currently pay dividends or are expected to begin paying dividends in the future, emphasizing companies that are expected to grow their dividends over time, could result in significant investments in large-capitalization stocks.
Stocks fluctuate in price, and their short-term volatility at times may be great. Because the Funds currently invest primarily in common stocks of U.S.
companies, the value of the Funds' portfolio will be affected by changes in the
U.S. stock markets. Market risk will affect the Funds' net asset value per share, which will fluctuate as the values of the Funds' portfolio securities change. A variety of factors can affect the price of a particular stock and the prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

      The Manager may increase the relative emphasis of the Funds' investments in a particular industry from time to time. The prices of stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Funds increase the relative emphasis of their investments in a particular industry, their share values may fluctuate in response to events affecting that industry.

      While the Funds' investments in foreign stocks, fixed income instruments, convertible securities, preferred stocks, futures and options may offer special investment opportunities, there are also special risks. Securities of foreign issuers are subject to the risk that such securities may lose value because of declining foreign currencies or adverse political or economic events overseas.
Investments in futures and options, if any, are subject to additional volatility and potential losses. With respect to covered call options that the Funds may write (that is, sell), the Funds limit their ability to sell the underlying securities and give up the opportunity to profit from any increase in the value of the underlying securities beyond the exercise price while the option remains outstanding.

Principal Investment Policies

      Stock Investments. The Manager of each Fund looks for stocks of companies that have growth and income potential. Growth companies may be developing new products or services or may be expanding into new markets for their products.
The Funds' investments are not limited to issuers in a specific capitalization range, such as large-cap or small-cap companies, and the Funds can invest in issuers in all capitalization ranges. Market capitalization refers to the market value of all of a company's issued and outstanding stock. Currently, both Funds'
stock investments are focused on large-cap issuers, but that emphasis can change over time. Small-cap and mid-cap issuers may have more limited product lines, depend on a smaller number of management personnel, have less of a trading market for their securities and may be subject to greater risks of default than securities of larger issuers. These factors increase the potential for losses to the Funds.

      Derivative Investments. Both Funds can invest in a number of different kinds of "derivative" investments. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. In the broadest sense, options, futures contracts, and other hedging instruments the Fund might use may be considered "derivative" investments. In addition to using derivatives for hedging, the Funds might use derivative investments because they offer the potential for increased value or to establish a position in the securities market as a temporary substitute for purchasing individual securities. The Funds could also write covered call options to seek cash for liquidity purposes or to distribute to shareholders. Neither Fund is required to use derivatives in seeking its objective.

      Derivatives have risks. If the issuer of the derivative investment does not pay the amount due, the Funds can lose money on the investment. The underlying security or investment on which a derivative is based, and the derivative itself, may not perform the way the Manager expected it to. As a result of these risks the Funds could realize less principal or income from the investment than expected, the hedge might be unsuccessful or the Funds may lose money. As a result, the Funds' share prices could fall. Certain derivative investments held by the Funds might be illiquid.

      Foreign Securities. Both Funds can buy foreign equity and debt securities.
It would buy debt securities primarily for income, liquidity or defensive purposes, including debt securities issued by foreign companies or by foreign governments and their agencies. Each Fund currently does not expect to have more than 25% of its total assets invested in foreign securities, although each Fund has the ability to invest in them without limit. Generally, Dividend Growth Fund does not invest in foreign securities, while Rising Dividends Fund does; on
April 30, 2008, Rising Dividends Fund had approximately 12% of its assets invested in foreign equities.

      The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the United
States or abroad, or other economic or political factors. These risks could cause the prices of foreign stocks to fall and therefore depress the Fund's share prices.

      Additionally, if a fund invests a significant amount of its assets in foreign securities, it might expose the fund to "time-zone arbitrage" attempts by investors seeking to take advantage of the differences in value of foreign securities that might result from events that occur after the close of the foreign securities market on which a foreign security is traded and before the close of The New York Stock Exchange (the "NYSE") that day, when a Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Funds' use of "fair value pricing" to adjust the closing market prices of foreign securities under certain circumstances, to reflect what the Manager and the Board of
Directors/Trustees believe to be their fair value, may help deter those activities.

Other Investment Strategies

      To seek its objective, each Fund may also use the investment techniques and strategies described below. The Funds might not always use all of the different types of techniques and investments described below. These techniques have risks, although some are designed to help reduce overall investment or market risks.

      Other Equity Securities. While the Funds mainly buy common stocks, they can also buy preferred stocks and securities convertible into common stock. The
Manager considers some convertible securities to be "equity equivalents" because of the conversion feature and in that case their credit rating has less impact on the Manager's investment decision than in the case of other debt securities.

      Debt Securities. The Funds may invest in debt securities rated in one of the three highest categories by a nationally-recognized rating organization or, if unrated, determined by the Manager to be of comparable quality.

      Debt securities are subject to credit risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Funds'
income might be reduced and if the issuer fails to repay principal, the value of that security and of the Funds' shares may be reduced. The Funds' investments in debt securities, particularly debt securities of domestic and foreign companies, are subject to risks of default. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the value of that issuer's securities. In addition to credit risks, debt securities are subject to changes in value when prevailing interest rates change. When prevailing interest rates fall, the values of outstanding debt securities generally rise, and the securities may sell for more than their face amount. When prevailing interest rates rise, the values of outstanding debt securities generally decline, and the securities may sell at a discount from their face amount. The magnitude of these price changes is generally greater for securities with longer maturities.
Therefore, when the average maturity of the Funds' debt securities is longer, its share price may fluctuate more when interest rates change.

      Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. Dividend
Growth Fund will not invest more than 15% of its net assets in illiquid or restricted securities. Rising Dividends Fund will not invest more than 10% of its net assets in illiquid or restricted securities, but its Board of Directors can increase that limit to 15%. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to these limits. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

      Hedging. The Funds can also buy and sell derivatives to try to hedge against falling prices of their portfolio securities. They might do so to try to manage their exposure to changing interest rates. Forward contracts and currency options can be used to try to manage foreign currency risks on the Funds'
foreign investments. The Funds do not currently use hedging extensively. They have limits on their use of hedging instruments and are not required to use them in seeking their objectives.

      There are also special risks in particular hedging strategies. Options trading involves the payment of premiums and can increase portfolio turnover. If a covered call written by a Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the strategy could reduce the Fund's return. The Fund may also experience losses if the price of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market. If a derivative does not perform the way the Manager expected it to, the Fund's hedge might be unsuccessful.

      Investments in Oppenheimer Institutional Money Market Fund. The Funds can
invest their free cash balances in Class E shares of Oppenheimer Institutional
Money Market Fund, to provide liquidity or for defensive purposes. The Funds invest in Oppenheimer Institutional Money Market Fund rather than purchasing individual short-term investments to try to seek a higher yield than they could obtain on their own. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended and is part of the Oppenheimer
Family of Funds. It invests in a variety of short-term, high-quality, dollar-denominated money market instruments issued by the U.S. government, domestic and foreign corporations, other financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to the Funds directly. At the time of an investment, the Manager cannot predict what the yield of the Oppenheimer
Institutional Money Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As a shareholder, the
Funds will be subject to their proportional share of the expenses of Oppenheimer
Institutional Money Market Fund's Class E shares, including its advisory fee.
However, the Manager will waive a portion of the Funds' advisory fee to the extent of the Funds' share of the advisory fee paid to the Manager by
Oppenheimer Institutional Money Market Fund.

      Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Funds can invest up to 100% of their assets in investments that may be inconsistent with each Fund's principal investment strategies. Generally, the Funds would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments described above or in other short-term U.S. government securities. Each Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of the Fund's shares or the sale of fund portfolio securities or to meet anticipated redemptions of Fund shares. To the extent either Fund invests in these securities, it might not achieve its investment objective.

      Loans of Portfolio Securities. To raise cash for liquidity purposes, the
Funds can lend their portfolio securities to brokers, dealers and other types of financial institutions approved by their respective Board of Directors/Trustees.
The Funds must receive collateral for a loan, and the terms of the letter of credit and the issuing bank must both be satisfactory to the Funds. These loans are limited to not more than 25% of the value of the Funds' total assets. The
Funds currently do not intend to engage in loans of securities, but if they do so, such loans will not likely exceed 5% of each Funds' total assets.

      Portfolio Turnover. A change in the securities held by a fund is known as
"portfolio turnover." Each Fund can engage in active and frequent trading to try to achieve its objective, although the Manager expects Dividend Growth Fund's annual portfolio turnover to be less than 100%. Rising Dividends Fund experienced a higher portfolio turnover rate during the fiscal year ended
October 31, 2007 than during the fiscal year ended October 31, 2006, due to significant changes to the Fund in 2007 that included a change in its investment objective from seeking capital appreciation to seeking total return, and a shift in its investment style from "value" to "growth" investing. Increased portfolio turnover creates higher brokerage and transaction costs for the Funds (and may reduce performance). If the Funds realize capital gains when they sell portfolio investments, they must generally pay those gains out to shareholders, increasing their taxable distributions.

      The following tables show the portfolio turnover rate for each Fund, over the last five fiscal years of that Fund:

--------------------------------------------------------
                                      Year
                     Year Ended  Year Ended  Ended
                      April 30,   April 30,  April 30,
                        2008        2007        2006
--------------------------------------------------------
--------------------------------------------------------

Dividend Growth Fund     47%         39%        46%
--------------------------------------------------------

--------------------------------------------------------------------------------

                                                                     Year
                     Year Ended  Year Ended  Year Ended  Year Ended  Ended
                       October     October     October     October   October
                      31, 2007    31, 2006    31, 2005    31, 2004    31, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Rising Dividends        189%        108%        129%         13%        17%
Fund
--------------------------------------------------------------------------------

      The risks described above collectively form the expected overall risk profile, respectively, of each Fund and can affect the value of a Fund's investments, its investment performance and its prices per share. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in either Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that either Fund will achieve its investment objective.

                      INFORMATION ABOUT THE REORGANIZATION

      This is only a summary of the Reorganization Agreement. You should read the Reorganization Agreement, which is attached as Exhibit A.

How will the Reorganization be carried out?

      If the shareholders of Dividend Growth Fund approve the Reorganization
Agreement, the Reorganization will take place after various conditions are satisfied by Dividend Growth Fund and Rising Dividends Fund, including delivery of certain documents. The Closing Date is presently scheduled for on or about
November 14, 2008, and the "Valuation Date" (which is the business day preceding the Closing Date of the Reorganization) is presently scheduled for on or about
November 13, 2008.

      If the shareholders of Dividend Growth Fund vote to approve the
Reorganization Agreement, substantially all of the assets of Dividend Growth
Fund will be transferred to Rising Dividends Fund in exchange for shares of
Rising Dividends Fund, and you will receive Class A, Class B, Class C or Class N shares of Rising Dividends Fund equal in value to the value as of the Valuation
Date of your shares of Dividend Growth Fund. Dividend Growth Fund will then be liquidated and its outstanding shares will be cancelled. The stock transfer books of Dividend Growth Fund will be permanently closed at the close of business on the Valuation Date.

      Shareholders of Dividend Growth Fund who vote their Class A, Class B,
Class C and Class N shares in favor of the Reorganization will be electing in effect to redeem their shares of Dividend Growth Fund at net asset value on the
Valuation Date, after Dividend Growth Fund subtracts a cash reserve ("Cash
Reserve"), and reinvest the proceeds in Class A, Class B, Class C and Class N shares of Rising Dividends Fund at net asset value. The Cash Reserve is an amount retained by Dividend Growth Fund for the payment of Dividend Growth
Fund's outstanding debts, taxes and expenses of liquidation following the
Reorganization. Rising Dividends Fund is not assuming any debts of Dividend
Growth Fund except debts for unsettled securities transactions and outstanding dividend and redemption checks. Any debts paid out of the Cash Reserve will be those debts, taxes or expenses of liquidation incurred by Dividend Growth Fund on or before the Closing Date. Dividend Growth Fund will recognize capital gains or losses on any sales of portfolio securities made prior to the Reorganization.
The sales of portfolio securities contemplated in the Reorganization are anticipated to be in the ordinary course of business of Dividend Growth Fund's activities. Following the Reorganization, Dividend Growth Fund shall take all necessary steps to complete its liquidation and affect a complete dissolution of the Fund.

      Under the Reorganization Agreement, either Dividend Growth Fund or Rising
Dividends Fund may abandon and terminate the Reorganization Agreement for any reason and there shall be no liability for damages or other recourse available to the other Fund, provided, however, that in the event that one of the Funds terminates the Reorganization Agreement without reasonable cause, it shall, upon demand, reimburse the other Fund for all expenses, including reasonable out-of-pocket expenses and fees incurred in connection with the Reorganization
Agreement.

      To the extent permitted by law, the Funds may agree to amend the
Reorganization Agreement without shareholder approval. They may also agree to terminate and abandon the Reorganization at any time before or, to the extent permitted by law, after the approval of shareholders of Dividend Growth Fund.

Who will pay the expenses of the Reorganization?

      Each Fund will be responsible for its respective out-of-pocket expenses associated with the Reorganization, including outside legal and accounting fees, the cost of the tax opinion (that the Reorganization will not be taxable to shareholders), and shareholder communication costs. OFI has estimated total
Reorganization-related costs to be approximately $60,000 for Dividend Growth
Fund and approximately $25,000 for Rising Dividends Fund. Under a formula for recouping merger-related costs that considers fund expense savings within a year after a merger, OFI would reimburse Dividend Growth Fund for costs related to this Reorganization if the costs to Dividend Growth Fund shareholders resulting from the Reorganization exceed the anticipated savings within one year following the Reorganization, in an amount equal to the difference between the savings and the costs. OFI does not anticipate that either Fund will experience a dilution as a result of the proposed Reorganization.

What are the tax consequences of the Reorganization?

      The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. Based on certain assumptions and representations received from Dividend Growth Fund and Rising Dividends Fund, it is expected to be the opinion of Kramer Levin Naftalis & Frankel LLP ("tax opinion") that; (i)
shareholders of Dividend Growth Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for shares of Rising Dividends Fund; (ii) shareholders of Rising Dividends Fund will not recognize any gain or loss upon receipt of Dividend Growth Fund's assets
(iii) and the holding period of Rising Dividends Fund shares received in that exchange will include the period that Dividend Growth Fund shares were held
(provided such shares were held as a capital asset on the Closing Date). In addition, neither Fund is expected to recognize a gain or loss as a direct result of the Reorganization. Please see the Reorganization Agreement for more details.

      If the tax opinion is not received by the Closing Date, the Fund may still pursue the Reorganization, pending re-solicitation of shareholders and shareholder approval which would delay the reorganization by several months.
Although not likely, in the event the tax opinion is not received, the
Reorganization may not qualify as a tax-free reorganization. Prior to the
Valuation Date, Dividend Growth Fund may pay a dividend which would have the effect of distributing to Dividend Growth Fund's shareholders all of Dividend
Growth Fund's investment company taxable income, if any, for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carry-forward). Any such dividends will be included in the taxable income of Dividend Growth Fund's shareholders as ordinary income and capital gain, respectively. If Dividend Growth Fund had any capital loss carry-forwards on the date of the Reorganization, they would be allowed to be assumed by Rising Dividends Fund, and they would not expire unused, provided they are used within the eight-year period allowed for the use of such carry-forwards. As of June 30, 2008, Dividend Growth Fund had approximately
$4,138,204 in capital loss carry-forwards based on actual investment trading activity through that date. The amount of any capital loss carry-forwards at the
Closing Date will depend on the results of investment trading activity through that date.

      You will continue to be responsible for tracking the purchase cost and holding period of your shares and should consult your tax advisor regarding the effect, if any, of the Reorganization in light of your individual circumstances.
You should also consult your tax advisor as to state and local and other tax consequences, if any, of the Reorganization because this discussion only relates to federal income tax consequences.

                         REASONS FOR THE REORGANIZATION

Board Considerations

      At a meeting of the Board of Trustees of Dividend Growth Fund, held June
19, 2008 and the meeting of the Board of Directors of Rising Dividends Fund, held June 16, 2008, each Board considered whether to approve the proposed
Reorganization on behalf of its Fund and reviewed and discussed with the Manager and the Boards' independent legal counsel the proposed Reorganization.
Information with respect to, among other things, each Fund's respective investment objective and policies, management fees, distribution fees and other operating expenses, historical performance and asset size also was considered by the Boards.

     The Board of Trustees  of Dividend  Growth  Fund  considered  the  relative smaller size of Dividend Growth Fund and the Manager's view that shareholders of
Dividend  Growth Fund could be expected to benefit from the future  economies of scale  associated  with a larger fund as a result of the  combined  assets which would realize a lower  management  fee  breakpoint  than the Fund's assets would realize on its own. The Board considered that, at lower breakpoints, the current contractual  management fee for Dividend  Growth Fund is more favorable than the current contractual management fee for Rising Dividends Fund.

      The Board of Trustees of Dividend Growth Fund also considered the fact that the performance of Rising Dividends Fund has been stronger than Dividend
Growth Fund's performance for the performance periods that the Funds have in common, including the 1-year, 2-year and life-of fund (for Dividend Growth Fund, which is slightly less than 3 years) periods as of April 30, 2008. The Board of
Trustees of Dividend Growth Fund also considered the fact that prior to August
1, 2007: (i) Rising Dividends Fund's investment objective was to seek capital appreciation and, therefore, the longer term performance of Rising Dividends
Fund is not based on the current investment objective and strategies employed by
Rising Dividend Fund; and (ii) Rising Dividends Fund paid a higher actual advisory fee, and the longer term performance and expense information they were provided reflected the higher actual advisory fees paid by Rising Dividends Fund prior to August 1, 2007.

      The Board of Trustees of Dividend Growth Fund received and considered information demonstrating that since Dividend Growth Fund's inception in 2005, assets have grown more slowly than was expected, and considered that OFDI, the distributor for both Funds, does not believe that the growth prospects for
Dividend Growth Fund are as strong as for Rising Dividends Fund.

      The Board of Trustees of Dividend Growth Fund also considered the similarities of the two Funds, including that they have the same portfolio managers, are managed with substantially similar investment objectives, strategies and risks, and similar portfolio investments. Each Board further considered the costs savings that could result from the Reorganization, including from the elimination of: (1) duplicative efforts with management, compliance and other administrative functions, (2) the need to differentiate the
Funds in the marketplace, and (3) preparation, printing, and mailing of prospectuses and shareholder reports.

      The Board of Trustees of Dividend Growth Fund further received and considered information that total fund operating expenses would not change for
Class A shares of Dividend Growth Fund after the Reorganization, that net operating expenses would increase for Class B and Class C shares of Dividend
Growth Fund after the Reorganization due to the elimination of the voluntary class-level expense caps on those classes in connection with the Reorganization, and that net operating expenses would increase for Class N shares of Dividend
Growth Fund after the Reorganization because of increased transfer agent expenses for the combined fund. The Board of Trustees then considered the
Manager's agreement to voluntarily waive fees to the extent necessary to ensure that total fund operating expenses for Classes C and N of Rising Dividends Fund for a period of one year following the Reorganization do not exceed the total fund operating expenses for Classes C and N of Dividend Growth Fund as of the
most recent month end prior to the Reorganization.

      The Board of Trustees of Dividend Growth Fund also considered that both
Funds have the same investment adviser, general distributor and transfer agent, and that the Investment Advisory Agreements, General Distributor's Agreements
and transfer agency Service Agreements are substantially similar for both Funds.
The Board also considered that each Fund's share classes pay the same distribution and/or service fees, under their respective distribution and/or service plans.

      The Board of Trustees of Dividend Growth Fund also considered the estimated costs of the Reorganization to its Fund, including the Manager's agreement to reimburse Dividend Growth Fund for costs related to this
Reorganization if the costs to Dividend Growth Fund shareholders resulting from the Reorganization exceed the savings within one year following the
Reorganization, in an amount equal to the difference between the savings and the costs.

      The Board of Trustees of Dividend Growth Fund also considered the terms and conditions of the Reorganization, including that there would be no sales charge imposed in effecting the Reorganization and that the Reorganization is expected to be a tax-free reorganization. The Board of Trustees of Dividend
Growth concluded that Dividend Growth Fund's participation in the transaction was in the best interests of Dividend Growth Fund and that the Reorganization would not result in a dilution of the interests of existing shareholders of
Dividend Growth Fund.

      After consideration of the above factors, other considerations, and such information as the Board of Trustees of Dividend Growth Fund deemed relevant, the Board, including the Trustees who are not "interested persons" (as defined in the Investment Company Act) of Rising Dividends Fund, Dividend Growth Fund or
the Manager (the "Independent Directors" or "Independent Trustees"), unanimously approved the Reorganization and the Reorganization Agreement and voted to recommend its approval by the shareholders of Dividend Growth Fund.

      The Board of Directors of Rising Dividends Fund determined that the
Reorganization was in the best interests of Rising Dividends Fund and its shareholders and that no dilution would result to those shareholders. Rising
Dividends Fund shareholders do not vote on the Reorganization. The Board of
Directors on behalf of Rising Dividends Fund, including the Independent
Directors, unanimously approved the Reorganization and the Reorganization
Agreement.

      Neither Fund's Board members are required to attend the shareholder meeting nor do they plan to attend the meeting.

      For the reasons discussed above, the Board, on behalf of Dividend Growth
Fund, recommends that you vote FOR the Reorganization Agreement. If shareholders of Dividend Growth Fund do not approve the Reorganization Agreement, the
Reorganization will not take place.

What should I know about Class A, Class B, Class C, Class N and Class Y Shares of Rising Dividends Fund?

      Upon consummation of the Reorganization, Class A, Class B, Class C and
Class N shares of Rising Dividends Fund will be distributed to shareholders of
Class A, Class B, Class C and Class N shares of Dividend Growth Fund, respectively, in connection with the Reorganization. The shares of Rising
Dividends Fund will be recorded electronically in each shareholder's account.
Rising Dividends Fund will then send a confirmation to each shareholder.

      The rights of shareholders under Rising Dividends Fund's Articles of
Incorporation and Dividend Growth Fund's Declaration of Trust are substantially similar.

WHAT ARE THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS?

      Both Dividend Growth Fund and Rising Dividends Fund have certain additional fundamental investment restrictions that can only be changed with shareholder approval. Generally, these investment restrictions are similar between the Funds. Please see the Statements of Additional Information for each
Fund for descriptions of those investment restrictions, which is incorporated by reference into this combined Prospectus and Proxy Statements and the Statement of Additional Information dated September 12, 2008, related to this
Reorganization.

OTHER COMPARISONS BETWEEN THE FUNDS

      The description of certain other key features of the Funds is set forth below. More detailed information is available in each Fund's Prospectus and
Statement of Additional Information, which are incorporated herein by reference.

Management of the Funds

      The Boards of both Funds are responsible for protecting the interests of each Fund's shareholders under Massachusetts or Maryland law (as applicable), and other relevant laws. For a listing of the Rising Dividends Fund's Board of
Directors and biographical information, please refer to the Statement of
Additional Information for Rising Dividends Fund, which you may receive a free copy of by writing to the Transfer Agent at P.O. Box 5270, Denver, Colorado
80217, by visiting the website at www.oppenheimerfunds.com or by calling toll-free 1.800.225.5677.

Investment Management and Fees

      The day-to-day management of the business and affairs of each Fund is the responsibility of the Manager. Pursuant to each Fund's investment advisory agreement, the Manager acts as the investment adviser for both Funds, manages the assets of both Funds and makes each Fund's investment decisions. The Manager employs the Funds' portfolio managers. Both Funds are managed by Neil M.
McCarthy and Joseph R. Higgins, who are primarily responsible for the day-to-day management of each Fund's investments.

      Both Funds obtain investment management services from the Manager according to the terms of management agreements that are substantially similar.
The advisory agreements require the Manager, at its expense, to provide each
Fund with adequate office space, facilities and equipment. The agreements also require the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Funds. Those responsibilities include the compilation and maintenance of records with respect to their operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Funds.

      Each Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreements list examples of expenses paid by each Fund. The major categories relate to interest, taxes, brokerage commissions, fees to Independent Directors or Independent Trustees, legal and audit expenses, custodian bank and transfer agent expenses, share issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation costs.

      Both investment advisory agreements generally provide that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which the agreement(s) relate.

      The Manager is controlled by Oppenheimer Acquisition Corp., a holding company owned in part by senior officers of the Manager and ultimately controlled by Massachusetts Mutual Life Insurance Company, a mutual life insurance company that also advises pension plans and investment companies. The
Manager has been an investment adviser since January 1960. The Manager
(including subsidiaries and an affiliate) managed more than $225 billion in assets as of June 30, 2008, including other Oppenheimer funds with more than 6 million shareholder accounts. The Manager is located at 225 Liberty Street, 11th
Floor, New York, New York 10281-1008.

      Fee and Expense Comparison (Class A Shares). The table below shows the current contractual management fee schedule for each of the Funds. As shown in the table, the effective management fee as of April 30, 2008 is 0.65% for both
Funds. Rising Dividends Fund's fee schedule would be the fee schedule for the combined Funds upon successful completion of the Reorganization.

      As of April 30, 2008, Rising Dividends Fund had assets of approximately $1 billion. As of the same date, Dividend Growth Fund had assets of only approximately $146 million and therefore has not benefitted from the additional breakpoints in its fee schedule on assets of more than $200 million. Therefore, although the advisory fees are lower at certain asset levels, the Manager does not believe the Fund will grow to those asset levels so the Fund would not be expected to reach those breakpoints.

      The contractual management fee rates for Rising Dividends Fund are higher at certain breakpoints than the fee rates for Dividend Growth Fund. A comparison at each fee level is set forth in the chart below:

------------------------------------------------------------------------------
 Assets (in $ million of     Fee (Dividend       Fee (Rising      Difference
average annual net assets)    Growth Fund)     Dividends Fund)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
        Up to 200                0.65%              0.65%           0.00%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
        200 - 400                0.625%             0.65%           0.025%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
        400 - 600                0.60%              0.65%           0.05%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
        600 - 800                0.575%             0.65%           0.075%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
       800 - 1,000               0.55%              0.60%           0.05%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
      1,000 - 1,500              0.50%              0.60%           0.10%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
      1,500 - 2,500              0.50%              0.58%           0.08%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
        Over 2,500               0.50%              0.56%           0.06%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Effective Fee for the one        0.65%              0.65%           0.00%
year period ended  4/30/08
------------------------------------------------------------------------------

      The pro forma effective management fee after the Reorganization is estimated to be 0.64%, which would be a 0.1% reduction for Dividend Growth
Fund's shareholders immediately after the Reorganization. The contractual management fee rates for the Funds are set forth in the table below:

-------------------------------------------------------------------------------
          Dividend Growth Fund                   Rising Dividends Fund
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
   Assets (in $ million of        Fee      Assets (in $ million of      Fee
  average annual net assets)             average annual net assets)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
          Up to 200              0.65%            Up to 800            0.65%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
          200 - 400             0.625%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
          400 - 600              0.60%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
          600 - 800             0.575%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
         800 - 1,000             0.55%           800 - 1,500           0.60%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
          Over 1,000             0.50%          1,500 - 2,500          0.58%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                                 Over 2,500            0.56%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Effective Fee for the            0.65%                                 0.65%
one-year period ended  4/30/08
-------------------------------------------------------------------------------

Shareholder Services.

      The services provided to Dividend Growth Fund shareholders before the
Reorganization would not change once they became shareholders of Rising
Dividends Funds after the Reorganization.

Distribution Services

      OFDI acts as the principal underwriter in a continuous public offering of shares of the Funds, but is not obligated to sell a specific number of shares.
Dividend Growth Fund has adopted a Service Plan for Class A shares that reimburses the Distributor for a portion of the costs of providing services to
Class A shareholder accounts and makes these payments quarterly, based on an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund, to pay dealers, brokers, banks and financial institutions for providing personal services and account maintenance to their customers Class A shareholders. Rising Dividends Fund has adopted a Distribution and Service Plan for Class A shares whereby that Fund pays an asset-based sales charge to the
Distributor at an annual rate of up to 0.25% of the average annual net assets of
Class A shares (however, the Board of Directors of Rising Dividends Fund has set
the rate at zero) and a service fee of 0.25% of the average annual net assets of
Class A shares, to pay dealers, brokers, banks and financial institutions for providing personal services and maintenance of accounts to their Class A shareholders. Therefore both Funds only have a 0.25% service fee.

      Both Funds have adopted Distribution and Service Plans for Class B, Class
C and Class N shares to pay the Distributor for its services and costs in distributing Class B, Class C and Class N shares and servicing accounts. Under each Fund's plan, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The
Distributor also receives a service fee of 0.25% per year under the Class B,
Class C and Class N plans.

      The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% and increase Class N expenses by 0.50% of the net assets per year of the respective class. Because these fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B, Class C or Class N shares. The
Distributor normally pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers periodically.

      The Manager and the Distributor, in their discretion, also may pay dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities. These payments are made out of the Manager's and/or the Distributor's own resources, including from the profits derived from the advisory fees the Manager receives from a Fund. These cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor. These payments are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the
Funds to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. These payments by the
Manager or Distributor from their own resources are not reflected in the fee tables contained in this combined Prospectus and Proxy Statement because they are not paid by the Funds.

     "Financial intermediaries" are firms that offer and sell shares of the
Funds to their clients, or provide shareholder services to the Funds, or both, and receive compensation for doing so. Your securities dealer or financial adviser, for example, is a financial intermediary, and there are other types of financial intermediaries that receive payments relating to the sale or servicing of the Funds' shares. In addition to dealers, the financial intermediaries that may receive payments include sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks and trust companies offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

     In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that dealer, the average net assets of a Fund and other Oppenheimer funds attributable to the accounts of that dealer and its clients, negotiated lump sum payments for distribution services provided, or sales support fees. In some circumstances, revenue sharing payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of a Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify a Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory
Authority) designed to increase sales representatives' awareness about
Oppenheimer funds, including travel and lodging expenditures. However, the
Manager does not consider a financial intermediary's sale of shares of the Funds or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

     Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of
Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the
Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

     Payments may also be made by the Manager, the Distributor or the Transfer
Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

      Each Fund's Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the
Distributor. Your dealer may charge you fees or commissions in addition to those disclosed in this combined Prospectus and Proxy Statement.

Transfer Agency and Custody Services

      Both Funds receive shareholder accounting and other clerical services from
OppenheimerFunds Services, a division of the Manager, in its capacity as
Transfer Agent and dividend paying agent. It acts on an annual per-account fee basis for both Funds. The terms of the transfer agency agreement for both Funds, and of a voluntary undertaking to limit transfer agent fees (to 0.35% of average daily net assets per fiscal year for each class of both Funds) are substantially similar. Brown Brothers Harriman & Co., located at 40 Water Street, Boston, MA
02109-3661, acts as custodian for both Funds. Prior to May 11, 2007, Citibank,
N.A. served as the custodian for both Funds.

Shareholder Rights

      The Funds are not required to, and do not, hold annual meetings of shareholders and have no current intention to hold such meetings, except as required by the Investment Company Act.

      Under the Investment Company Act, the Funds are required to hold a shareholder meeting if, among other reasons, the numbers of Directors/Trustees elected by shareholders is less than a majority of the total number of
Directors/Trustees, or if they seek to change a fundamental investment policy.
The Directors of Rising Dividends Fund will call a meeting of shareholders to vote on the removal of a Director upon the written request of the record holders of 10% of its outstanding shares. If the Directors receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Director, the Directors will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold in the aggregate the lesser of (1) shares of the Fund valued at $25,000 or more at current offering price, (2) or shares constituting at least 1% of the Fund's outstanding shares. The Directors may also take other action as permitted by the Investment Company Act.

                               VOTING INFORMATION

How do I vote?

      Please take a few moments to complete your proxy ballot promptly. You may vote your shares by completing and signing the enclosed proxy ballot(s) and mailing the proxy ballot(s) in the postage paid envelope provided. You also may vote your shares by telephone or via the internet by following the instructions on the attached proxy ballot(s) and accompanying materials. You may cast your vote by attending the Meeting in person if you are a record owner.

      If you need assistance, have any questions regarding the Proposal or need a replacement proxy ballot, you may contact us toll-free at 1-800-225-5677
(1-800-CALL-OPP). Any proxy given by a shareholder, whether in writing, by telephone or via the internet, is revocable as described below under the paragraph titled "Revoking a Proxy."

      If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Reorganization Agreement.

o     Telephone Voting.  Please have the proxy ballot available and call the number on the enclosed materials and follow the instructions.  After you provide your voting instructions, those instructions will be read back to you and you must confirm your voting instructions before ending the telephone call.  The voting procedures used in connection with telephone voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

      As the Meeting date approaches, certain shareholders may receive telephone calls from a representative of the solicitation firm (if applicable) if their vote has not yet been received. Authorization to permit the solicitation firm to execute proxies may be obtained by telephonic instructions from shareholders of Dividend Growth Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures discussed herein. These procedures have been designed to reasonably ensure that the identity of the shareholder providing voting instructions is accurately determined and that the voting instructions of the shareholder are accurately recorded.

      In all cases where a telephonic proxy is solicited, the solicitation firm representative is required to ask for each shareholder's full name, address, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received the Proxy Statement and ballot. If the information solicited agrees with the information provided to the solicitation firm, the solicitation firm representative has the responsibility to explain the process, read the proposal listed on the proxy ballot, and ask for the shareholder's instructions on such proposal. The solicitation firm representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote.
      The solicitation firm representative may read any recommendation set forth in the Proxy Statement. The solicitation firm representative will record the shareholder's instructions. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call the solicitation firm immediately if his or her instructions are not correctly reflected in the confirmation. For additional information, see also the section below titled "Solicitation of Proxies."

o     Internet Voting. You also may vote over the internet by following the instructions in the enclosed materials. You will be prompted to enter the control number on the enclosed proxy ballot. Follow the instructions on the screen, using your proxy ballot as a guide.

Who is entitled to vote and how are votes counted?

      Shareholders of record of Dividend Growth Fund at the close of business on
July 9, 2008 (the "Record Date") will be entitled to vote at the Meeting. On
July 9, 2008, there were 12,583,394.719 outstanding shares of Dividend Growth
Fund, consisting of 9,253,754.430 Class A shares, 1,144,818.290 Class B shares,
1,918,338.199 Class C shares and 266,483.800 Class N shares. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of Dividend Growth Fund held on the Record Date.

      The individuals named as proxies on the proxy ballots (or their substitutes) will vote according to your directions if your proxy ballot is received and properly executed, or in accordance with the instructions you provide if you vote by telephone, internet or mail. You may direct the proxy holders to vote your shares on the proposal by checking the appropriate box
"FOR" or "AGAINST," or instruct them not to vote those shares on the proposal by checking the "ABSTAIN" box.

Quorum and Required Vote

      The presence in person or by proxy of a majority of Dividend Growth Fund's shares outstanding and entitled to vote constitutes a quorum with respect to the
Proposal. Shares whose proxies reflect an abstention on the proposal are counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists for the Proposal. However, because of the need to obtain a vote of a majority of the shares outstanding and entitled to vote, abstentions will have the same effect as a vote "against" the Proposal. In the absence of a quorum, the shareholders present or represented by proxy and entitled to vote thereat have the power to adjourn the meeting from time to time but no longer than six months from the date of the meeting without further notice.

      The affirmative vote of the holders of a majority (as that term is defined in the Investment Company Act) of the shares of Dividend Growth Fund outstanding and entitled to vote is necessary to approve the Reorganization Agreement and the transactions contemplated thereby. Under the Investment Company Act, such a
"majority" vote is defined as the vote of the holders of the lesser of 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or more than 50% of the outstanding shares. Rising
Dividends Fund shareholders do not vote on the Reorganization.

      If a quorum is present but sufficient votes to approve the Proposal are not received by the date of the Meeting, the persons named in the enclosed proxy
(or their substitutes) may propose and approve one or more adjournments of the
Meeting to permit further solicitation of proxies. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies on the proxy ballots (or their substitutes) will vote the Shares present in person or by proxy (including broker non-votes and abstentions) in favor of such an adjournment if they determine additional solicitation is warranted and in the interests of the Funds' shareholders.

Solicitation of Proxies

      Broker-dealer firms, banks, custodians, nominees and other fiduciaries may be required to forward soliciting material to the beneficial owners of the shares of record on behalf of Dividend Growth Fund and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by the
Dividend Growth Fund for their reasonable expenses incurred in connection with the proxy solicitation to the extent the Fund would have directly borne those expenses.

      In addition to solicitations by mail, solicitations may be conducted by telephone or email including by a proxy solicitation firm hired at Dividend
Growth Fund's expense. It is expected that a proxy solicitation firm will be hired. It is estimated that the cost to Dividend Growth Fund of engaging a proxy solicitation firm would not exceed approximately $11,000, plus any additional costs which would be incurred in connection with contacting those shareholders who have not voted, in the event of a need for re-solicitation of votes. These costs are included in the estimated total Reorganization-related costs discussed earlier, and form part of the Manager's agreement to reimburse Dividend Growth
Fund for costs related to this Reorganization if the costs to Dividend Growth
Fund shareholders resulting from the Reorganization exceed the savings within one year following the Reorganization, in an amount equal to the difference between the savings and the costs (see the discussion in "Who will pay the expenses of the Reorganization?" beginning on page 23 for more details).

      Currently, if the Manager determines to retain the services of a proxy solicitation firm on behalf of the Fund, the Manager anticipates retaining The
Altman Group, Inc. Any proxy solicitation firm engaged by the Fund, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

o     Voting By Broker-Dealers.  Shares owned of record by broker-dealers (or record owners) for the benefit of their customers ("street account shares")
      will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer does not have discretionary power ("broker non-vote") to vote such street account shares on the Proposal under applicable stock exchange rules.  Broker non-votes will not be counted as present nor entitled to vote for purposes of determining a quorum nor will they be counted as votes "for" or "against"
      the Proposal.  Beneficial owners of street account shares cannot vote at the meeting.  Only record owners may vote at the meeting.

o     Voting by the Trustee for OppenheimerFunds-Sponsored Retirement Plans.
      Shares held in OppenheimerFunds-sponsored retirement accounts for which votes are not received as of the last business day before the Meeting
      Date, will be voted by the trustee for such accounts in the same proportion as Shares for which voting instructions from the Fund's other shareholders have been timely received.

Revoking a Proxy

      You may revoke a previously granted proxy at any time before it is exercised by: (1) delivering a written notice to the Fund expressly revoking your proxy, (2) signing and sending to the Fund a later-dated proxy, (3)
telephone or internet or (4) attending the Meeting and casting your votes in person if you are a record owner. Please be advised that the deadline for revoking your proxy by telephone or the internet is 3:00 p.m., Eastern Time, on the last business day before the Meeting.

What other matters will be voted upon at the Meeting?

      The Board of Trustees of Dividend Growth Fund does not intend to bring any matters before the Meeting other than those described in this combined
Prospectus and Proxy Statement. Neither the Board nor the Manager is aware of any other matters to be brought before the Meeting by others. Matters not known at the time of the solicitation may come before the Meeting. The proxy as solicited confers discretionary authority with respect to such matters that might properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

o     Shareholder Proposals.  The Funds are not required and do not intend to hold shareholder meetings on a regular basis.  Special meetings of shareholders may be called from time to time by either a Fund or the shareholders (for certain matters and under special conditions described in the Funds' Statements of Additional Information).  Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a fund's proxy statement for a particular meeting.  Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the Fund's securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by a Fund of any such proposal. Under those rules, a proposal must have been submitted a reasonable time before the Fund began to print and mail this Proxy Statement in order to be included in this Proxy Statement.
      A proposal submitted for inclusion in a Fund's proxy materials for the next special meeting after the meeting to which this Proxy Statement relates must be received by the Fund a reasonable time before the Fund begins to print and mail the proxy materials for that meeting. Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Fund began to mail this Proxy Statement.  The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy materials because there are other requirements under the proxy rules for such inclusion.

o     Shareholder Communications to the Board. Shareholders who desire to communicate generally with the Board should address their correspondence to the Board of Directors or the Board of Trustees of the applicable Fund and may submit their correspondence by mail to the Fund at 6803 South
      Tucson Way, Centennial, CO 80112, attention Secretary of the Fund; and if the correspondence is intended for a particular Director/Trustee, the shareholder should so indicate.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

     Both  Funds also file  proxy  materials,  proxy  voting  reports  and other information  with the SEC in accordance with the  informational  requirements of the Securities  and Exchange Act of 1934 and the  Investment  Company Act. These
materials  can be inspected  and copied at: the SEC's Public  Reference  Room in
Washington,  D.C.  (Phone:  1.202.942.8090)  or the EDGAR  database on the SEC's website at www.sec.gov. Copies may be obtained upon payment of a duplicating fee by  electronic  request at the SEC's e-mail  address:  publicinfo@sec.gov  or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Householding of Reports to Shareholders and Other Funds' Documents

      To avoid sending duplicate copies of materials to households, the Funds mail only one copy of each report to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings, called
"householding," benefits the Funds through reduced mailing expenses. If you want to receive multiple copies of these materials or request householding in the future, you may call the Transfer Agent at 1.800.647.7374. You may also notify the Transfer Agent in writing at 6803 South Tucson Way, Centennial, Colorado
80112. Individual copies of prospectuses and reports will be sent to you within
30 days after the Transfer Agent receives your request to stop householding.

Principal Shareholders

      As of July 9, 2008, the officers and Directors of Rising Dividends Fund as a group owned less than 1% of the outstanding voting shares of any class of that
Fund. As of July 9, 2008, the only persons who owned of record or were known by
Rising Dividends Fund to own beneficially 5% or more of any class of the outstanding shares of that Fund are listed in Exhibit B.

                            EXHIBITS TO THE COMBINED
                         PROSPECTUS AND PROXY STATEMENT

Exhibits

A.    Agreement and Plan of Reorganization between Oppenheimer Dividend Growth
      Fund and Oppenheimer Rising Dividends Fund

B.    Principal Shareholders

                                                                     EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

      AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of June
19, 2008, by and between Oppenheimer Dividend Growth Fund ("Dividend Growth
Fund"), a Massachusetts business trust and Oppenheimer Rising Dividends Fund,
Inc. ("Rising Dividends Fund"), a Maryland corporation.

                              W I T N E S S E T H:

     WHEREAS,  the  parties  are  each  open-end  investment  companies  of  the management type; and

      WHEREAS, the parties hereto desire to provide for the reorganization pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended
(the "Code"), of Dividend Growth Fund through the acquisition by Rising
Dividends Fund of substantially all of the assets of Dividend Growth Fund in exchange for the voting shares of beneficial interest ("shares") of Class A,
Class B, Class C, and Class N shares of Rising Dividends Fund and the assumption by Rising Dividends Fund of certain liabilities of Dividend Growth Fund, which
Class A, Class B, Class C, and Class N shares of Rising Dividends Fund are to be distributed by Dividend Growth Fund pro rata to its shareholders in complete liquidation of Dividend Growth Fund and complete cancellation of its shares;

      NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

   1. The parties hereto hereby adopt this Agreement and Plan of Reorganization
(the "Agreement") pursuant to Section 368(a)(1) of the Code as follows: The reorganization will be comprised of the acquisition by Rising Dividends Fund of substantially all of the assets of Dividend Growth Fund in exchange for Class A,
Class B, Class C, and Class N shares of Rising Dividends Fund and the assumption by Rising Dividends Fund of certain liabilities of Dividend Growth Fund, followed by the distribution of such Class A, Class B, Class C, and Class N of
Rising Dividends Fund to the Class A, Class B, Class C, and Class N shareholders of Dividend Growth Fund in exchange for their Class A, Class B, Class C, and
Class N shares of Dividend Growth Fund, all upon and subject to the terms of the
Agreement hereinafter set forth.

      The share transfer books of Dividend Growth Fund will be permanently closed at the close of business on the Valuation Date (as hereinafter defined)
and only redemption requests received in proper form on or prior to the close of business on the Valuation Date shall be fulfilled by Dividend Growth Fund;
redemption requests received by Dividend Growth Fund after that date shall be treated as requests for the redemption of the shares of Rising Dividends Fund to be distributed to the shareholder in question as provided in Section 5 hereof.

   2. On the Closing Date (as hereinafter defined), all of the assets of
Dividend Growth Fund on that date, excluding a cash reserve (the "Cash Reserve")
to be retained by Dividend Growth Fund sufficient in its discretion for the payment of the expenses of Dividend Growth Fund's dissolution and its liabilities, but not in excess of the amount contemplated by Section 10.E, shall be delivered as provided in Section 8 to Rising Dividends Fund, in exchange for and against delivery to Dividend Growth Fund on the Closing Date of a number of
Class A, Class B, Class C, and Class N shares of Rising Dividends Fund, having an aggregate net asset value equal to the value of the assets of Dividend Growth
Fund so transferred and delivered.

   3. The net asset value of Class A, Class B, Class C, and Class N shares of
Rising Dividends Fund and the value of the assets of Dividend Growth Fund to be transferred shall in each case be determined as of the close of business of The
New York Stock Exchange on the Valuation Date. The computation of the net asset value of the Class A, Class B, Class C, and Class N shares of Rising Dividends
Fund and the Class A, Class B, Class C, and Class N shares of Dividend Growth
Fund shall be done in the manner used by Rising Dividends Fund and Dividend
Growth Fund, respectively, in the computation of such net asset value per share as set forth in their respective prospectuses. The methods used by Rising
Dividends Fund in such computation shall be applied to the valuation of the assets of Dividend Growth Fund to be transferred to Rising Dividends Fund.

      Dividend Growth Fund may declare and pay, immediately prior to the
Valuation Date, a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Dividend Growth Fund's shareholders all of Dividend Growth Fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry-forward).

   4. The closing (the "Closing") shall be at the offices of OppenheimerFunds,
Inc. (the "Agent"), 6803 S. Tucson Way, Centennial, CO 80112, on such time or such other place as the parties may designate or as provided below (the "Closing
Date"). The business day preceding the Closing Date is herein referred to as the
"Valuation Date."

      In the event that on the Valuation Date either party has, pursuant to the
Investment Company Act of 1940, as amended (the "Act"), or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefore, the Closing Date shall be postponed until the first business day after the date when both parties have ceased such suspension or postponement;
provided, however, that if such suspension shall continue for a period of 60 days beyond the Valuation Date, then the other party to the Agreement shall be permitted to terminate the Agreement without liability to either party for such termination.

   5. In conjunction with the Closing, Dividend Growth Fund shall distribute on a pro rata basis to the shareholders of Dividend Growth Fund as of the Valuation
Date Class A, Class B, Class C, and Class N shares of Rising Dividends Fund received by Dividend Growth Fund on the Closing Date in exchange for the assets of Dividend Growth Fund in complete liquidation of Dividend Growth Fund; for the purpose of the distribution by Dividend Growth Fund of Class A, Class B, Class
C, and Class N shares of Rising Dividends Fund to Dividend Growth Fund's shareholders, Rising Dividends Fund will promptly cause its transfer agent to:
(a) credit an appropriate number of Class A, Class B, Class C, and Class N shares of Rising Dividends Fund on the books of Rising Dividends Fund to each
Class A, Class B, Class C, and Class N shareholder of Dividend Growth Fund in accordance with a list (the "Shareholder List") of Dividend Growth Fund shareholders received from Dividend Growth Fund; and (b) confirm an appropriate number of Class A, Class B, Class C, and Class N shares of Rising Dividends Fund to each Class A, Class B, Class C, and Class N shareholder of Dividend Growth
Fund.

      The Shareholder List shall indicate, as of the close of business on the
Valuation Date, the name and address of each shareholder of Dividend Growth
Fund, indicating his or her share balance. Dividend Growth Fund agrees to supply the Shareholder List to Rising Dividends Fund not later than the Closing Date.

   6. Within one year after the Closing Date, Dividend Growth Fund shall (a)
either pay or make provision for payment of all of its liabilities and taxes, and (b) either (i) transfer any remaining amount of the Cash Reserve to Rising
Dividends Fund, if such remaining amount (as reduced by the estimated cost of distributing it to shareholders) is not material (as defined below) or (ii)
distribute such remaining amount to the shareholders of Dividend Growth Fund on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deduction of the estimated expenses of the distribution, equals or exceeds one cent per share of the Dividend Growth Fund outstanding on the Valuation Date.

   7. Prior to the Closing Date, Dividend Growth Fund's portfolio shall be analyzed to ensure that the requisite percentage of Dividend Growth Fund's portfolio meets Rising Dividends Fund's investment policies and restrictions so that, after the Closing, Rising Dividends Fund will be in compliance with all of its investment policies and restrictions. At the Closing, Dividend Growth Fund shall deliver to Rising Dividends Fund two copies of a list setting forth the securities then owned by Dividend Growth Fund. Promptly after the Closing,
Dividend Growth Fund shall provide Rising Dividends Fund a list setting forth the respective federal income tax bases thereof.

   8. Portfolio securities or written evidence acceptable to Rising Dividends
Fund of record ownership thereof by The Depository Trust Company or through the
Federal Reserve Book Entry System or any other depository approved by Dividend
Growth Fund pursuant to Rule 17f-4 and Rule 17f-5 under the Act shall be endorsed and delivered, or transferred by appropriate transfer or assignment documents, by Dividend Growth Fund on the Closing Date to Rising Dividends Fund,
or at its direction, to its custodian bank, in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any. The cash delivered shall be in the form of certified or bank cashiers'
checks or by bank wire or intra-bank transfer payable to the order of Rising
Dividends Fund for the account of Rising Dividends Fund. Class A, Class B, Class
C, and Class N shares of Rising Dividends Fund representing the number of Class
A, Class B, Class C, and Class N shares of Rising Dividends Fund being delivered against the assets of Dividend Growth Fund, registered in the name of Dividend
Growth Fund, shall be transferred to Dividend Growth Fund on the Closing Date.
Such shares shall thereupon be assigned by Dividend Growth Fund to its shareholders so that the shares of Rising Dividends Fund may be distributed as provided in Section 5.

      If, at the Closing Date, Dividend Growth Fund is unable to make delivery under this Section 8 to Rising Dividends Fund of any of its portfolio securities or cash for the reason that any of such securities purchased by Dividend Growth
Fund, or the cash proceeds of a sale of portfolio securities, prior to the
Closing Date have not yet been delivered to it or Dividend Growth Fund's custodian, then the delivery requirements of this Section 8 with respect to said undelivered securities or cash will be waived and Dividend Growth Fund will deliver to Rising Dividends Fund by or on the Closing Date with respect to said undelivered securities or cash executed copies of an agreement or agreements of assignment in a form reasonably satisfactory to Rising Dividends Fund, together with such other documents, including a due bill or due bills and brokers'
confirmation slips as may reasonably be required by Rising Dividends Fund.

   9. Rising Dividends Fund shall not assume the liabilities (except for portfolio securities purchased which have not settled and for shareholder redemption and dividend checks outstanding) of Dividend Growth Fund, but
Dividend Growth Fund will, nevertheless, use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date. The cost of printing and mailing the proxies and proxy statements will be borne by
Dividend Growth Fund. Dividend Growth Fund and Rising Dividends Fund will bear the cost of their respective tax opinion. Any documents such as existing prospectuses or annual reports that are included in that mailing will be at a cost to the Fund issuing the document. Any other out-of-pocket expenses of
Rising Dividends Fund and Dividend Growth Fund associated with this reorganization, including legal, accounting and transfer agent expenses, will be borne by Dividend Growth Fund and Rising Dividends Fund, respectively, in the amounts so incurred by each.

   10. The obligations of Rising Dividends Fund hereunder shall be subject to the following conditions:

      A. The Board of Trustees of Dividend Growth Fund shall have authorized the execution of the Agreement, and the shareholders of Dividend Growth Fund shall have approved the Agreement and the transactions contemplated hereby, and
Dividend Growth Fund shall have furnished to Rising Dividends Fund copies of resolutions to that effect certified by the Secretary or the Assistant Secretary of Dividend Growth Fund; such shareholder approval shall have been by the affirmative vote required by the Massachusetts Law and its charter documents at a meeting for which proxies have been solicited by the Proxy Statement and
Prospectus (as hereinafter defined).

      B. Rising Dividends Fund shall have received an opinion dated as of the
Closing Date from counsel to Dividend Growth Fund, to the effect that (i)
Dividend Growth Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with full corporate powers to carry on its business as then being conducted and to enter into and perform the Agreement; and (ii) that all action necessary to make the
Agreement, according to its terms, valid, binding and enforceable on Dividend
Growth Fund and to authorize effectively the transactions contemplated by the
Agreement have been taken by Dividend Growth Fund. Massachusetts counsel may be relied upon for this opinion.

C. The representations and warranties of Dividend Growth Fund contained herein shall be true and correct at and as of the Closing Date, and Rising Dividends
Fund shall have been furnished with a certificate of the President, or a Vice
President, or the Secretary or the Assistant Secretary or the Treasurer or the
Assistant Treasurer of Dividend Growth Fund, dated as of the Closing Date, to that effect.

D. On the Closing Date, Dividend Growth Fund shall have furnished to Rising
Dividends Fund a certificate of the Treasurer or Assistant Treasurer of Dividend
Growth Fund as to the amount of the capital loss carry-over and net unrealized appreciation or depreciation, if any, with respect to Dividend Growth Fund as of the Closing Date.

E. The Cash Reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of Dividend Growth Fund at the close of business on the Valuation Date.

F. A Registration Statement on Form N-14 filed by Rising Dividends Fund under the Securities Act of 1933, as amended (the "1933 Act"), containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act.

G. On the Closing Date, Rising Dividends Fund shall have received a letter from a senior officer in the Legal Department of OppenheimerFunds, Inc.
acceptable to Rising Dividends Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing
Date there were any material, actual or contingent liabilities of Dividend
Growth Fund arising out of litigation brought against Dividend Growth Fund or claims asserted against it, or pending or to the best of his or her knowledge threatened claims or litigation not reflected in or apparent from the most recent audited financial statements and footnotes thereto of Dividend Growth
Fund delivered to Rising Dividends Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

H. Rising Dividends Fund shall have received an opinion, dated as of the
Closing Date, of Kramer Levin Naftalis & Frankel LLP, to the same effect as the opinion contemplated by Section 11.E of the Agreement.

I. Rising Dividends Fund shall have received at the Closing all of the assets of
Dividend Growth Fund to be conveyed hereunder, which assets shall be free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever.

   11. The obligations of Dividend Growth Fund hereunder shall be subject to the following conditions:

      A. The Board of Directors of Rising Dividends Fund shall have authorized the execution of the Agreement, and the transactions contemplated thereby, and
Rising Dividends Fund shall have furnished to Dividend Growth Fund copies of resolutions to that effect certified by the Secretary or the Assistant Secretary of Rising Dividends Fund.

      B. Dividend Growth Fund's shareholders shall have approved the Agreement and the transactions contemplated hereby, by an affirmative vote required by
Massachusetts law and its charter documents and Dividend Growth Fund shall have furnished Rising Dividends Fund copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of Dividend Growth Fund.

      C. Dividend Growth Fund shall have received an opinion dated as of the
Closing Date from counsel to Rising Dividends Fund, to the effect that (i)
Rising Dividends Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland with full powers to carry on its business as then being conducted and to enter into and perform the
Agreement; (ii) all actions necessary to make the Agreement, according to its terms, valid, binding and enforceable upon Rising Dividends Fund, and to authorize effectively the transactions contemplated by the Agreement, have been taken by Rising Dividends Fund, and (iii) the shares of Rising Dividends Fund to be issued hereunder are duly authorized and when issued will be validly issued, fully-paid and non-assessable. Maryland counsel may be relied upon for this opinion.

      D. The representations and warranties of Rising Dividends Fund contained herein shall be true and correct at and as of the Closing Date, and Dividend
Growth Fund shall have been furnished with a certificate of the President, a
Vice President or the Secretary or the Assistant Secretary or the Treasurer or
the Assistant Treasurer of the Trust to that effect dated as of the Closing
Date.

      E. Dividend Growth Fund shall have received an opinion of Kramer Levin
Naftalis & Frankel LLP to the effect that the federal tax consequences of the transaction, if carried out in the manner outlined in the Agreement and in accordance with (i) Dividend Growth Fund's representation that there is no plan or intention by any Dividend Growth Fund shareholder who owns 5% or more of
Dividend Growth Fund's outstanding shares, and, to Dividend Growth Fund's best knowledge, there is no plan or intention on the part of the remaining Dividend
Growth Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of Rising Dividends Fund shares received in the transaction that would reduce Dividend Growth Fund shareholders' ownership of Rising Dividends Fund shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding Dividend Growth Fund shares as of the same date, and (ii) Dividend Growth Fund's representation that, as of the Closing Date, Dividend Growth Fund will qualify as a regulated investment company or will meet the diversification test of Section
368(a)(2)(F)(ii) of the Code, will be as follows:

a. The transactions contemplated by the Agreement will qualify as a tax-free
"reorganization" within the meaning of Section 368(a)(1) of the Code, and under the regulations promulgated thereunder.

b. Dividend Growth Fund and Rising Dividends Fund will each qualify as a "party to a reorganization" within the meaning of Section 368(b)(2) of the Code.

c. No gain or loss will be recognized by the shareholders of Dividend Growth
Fund upon the distribution of Class A, Class B, Class C, and Class N shares of beneficial interest in Rising Dividends Fund to the shareholders of Dividend
Growth Fund pursuant to Section 354 of the Code.

d. Under Section 361(a) of the Code no gain or loss will be recognized by
Dividend Growth Fund by reason of the transfer of substantially all its assets in exchange for Class A, Class B, Class C, and Class N shares of Rising
Dividends Fund.

e. Under Section 1032 of the Code no gain or loss will be recognized by Rising
Dividends Fund by reason of the transfer of substantially all of Dividend Growth
Fund's assets in exchange for Class A, Class B, Class C, and Class N shares of
Rising Dividends Fund and Rising Dividends Fund's assumption of certain liabilities of Dividend Growth Fund.

f. The shareholders of Dividend Growth Fund will have the same tax basis and holding period for the Class A, Class B, Class C, and Class N shares of beneficial interest in Rising Dividends Fund that they receive as they had for
Dividend Growth Fund shares that they previously held, pursuant to Section
358(a) and 1223(1), respectively, of the Code.

g. The securities transferred by Dividend Growth Fund to Rising Dividends Fund will have the same tax basis and holding period in the hands of Rising Dividends
Fund as they had for Dividend Growth Fund, pursuant to Section 362(b) and
1223(1), respectively, of the Code.

      F. The Cash Reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of Dividend Growth Fund at the close of business on the Valuation Date.

      G. A Registration Statement on Form N-14 filed by Rising Dividends Fund under the 1933 Act, containing a preliminary form of the Proxy Statement and
Prospectus, shall have become effective under the 1933 Act.

      H. On the Closing Date, Dividend Growth Fund shall have received a letter from a senior officer in the Legal Department of OppenheimerFunds, Inc.
acceptable to Dividend Growth Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing
Date there were any material, actual or contingent liabilities of Rising
Dividends Fund arising out of litigation brought against Rising Dividends Fund or claims asserted against it, or pending or, to the best of his or her knowledge, threatened claims or litigation not reflected in or apparent by the most recent audited financial statements and footnotes thereto of Rising
Dividends Fund delivered to Dividend Growth Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

I. Dividend Growth Fund shall acknowledge receipt of the Class A, Class B, Class
C, and Class N shares of Rising Dividends Fund.

   12. Dividend Growth Fund hereby represents and warrants that:

A. The audited financial statements of Dividend Growth Fund as of April 30,
2008, and unaudited financial statements as of October 31, 2007, heretofore furnished to Rising Dividends Fund, present fairly the financial position, results of operations, and changes in net assets of Dividend Growth Fund as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from April 30, 2008, through the date hereof there have not been, and through the Closing Date there will not be, any material adverse change in the business or financial condition of Dividend Growth Fund, it being agreed that a decrease in the size of Dividend
Growth Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change;

B. Contingent upon approval of the Agreement and the transactions contemplated thereby by Dividend Growth Fund's shareholders, Dividend Growth Fund has authority to transfer all of the assets of Dividend Growth Fund to be conveyed hereunder free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever;

C. The Prospectus, as amended and supplemented, contained in Dividend Growth
Fund's Registration Statement under the 1933 Act, as amended, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

D. There is no material contingent liability of Dividend Growth Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Dividend Growth Fund, threatened against
Dividend Growth Fund, not reflected in such Prospectus;

E. Except for the Agreement, there are no material contracts outstanding to which Dividend Growth Fund is a party other than those ordinary in the conduct of its business;

F. Dividend Growth Fund is a Massachusetts business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of
Massachusetts; and has all necessary and material Federal and state authorizations to own all of its assets and to carry on its business as now being conducted; and Dividend Growth Fund is duly registered under the Act and such registration has not been rescinded or revoked and is in full force and effect;

G. All Federal and other tax returns and reports of Dividend Growth Fund required by law to be filed have been filed, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Dividend
Growth Fund no such return is currently under audit and no assessment has been asserted with respect to such returns; and

H. Dividend Growth Fund has elected that Dividend Growth Fund be treated as a regulated investment company and, for each fiscal year of its operations,
Dividend Growth Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Dividend
Growth Fund intends to meet such requirements with respect to its current taxable year.

13. Rising Dividends Fund hereby represents and warrants that:

A. The audited financial statements of Rising Dividends Fund as of October 31,
2007, and unaudited financial statements as of April 30, 2008, heretofore furnished to Dividend Growth Fund, present fairly the financial position, results of operations, and changes in net assets of Rising Dividends Fund, as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from April 30, 2008, through the date hereof there have not been, and through the Closing Date there will not be, any material adverse changes in the business or financial condition of Rising Dividends Fund, it being understood that a decrease in the size of
Rising Dividends Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material or adverse change;

B. The Prospectus, as amended and supplemented, contained in Rising Dividends
Fund's Registration Statement under the 1933 Act, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The
Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

C. Except for this Agreement, there is no material contingent liability of
Rising Dividends Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Rising
Dividends Fund, threatened against Rising Dividends Fund, not reflected in such
Prospectus;

D. There are no material contracts outstanding to which Rising Dividends Fund is a party other than those ordinary in the conduct of its business;

E. Rising Dividends Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland; Rising Dividends Fund has all necessary and material Federal and state authorizations to own all its properties and assets and to carry on its business as now being conducted; the
Class A, Class B, Class C, and Class N shares of Rising Dividends Fund which it issues to Dividend Growth Fund pursuant to the Agreement will be duly authorized, validly issued, fully-paid and non-assessable, will conform to the description thereof contained in Rising Dividends Fund's Registration Statement and will be duly registered under the 1933 Act and in the states where registration is required; and Rising Dividends Fund is duly registered under the
Act and such registration has not been revoked or rescinded and is in full force and effect;

F. All federal and other tax returns and reports of Rising Dividends Fund required by law to be filed have been filed, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Rising
Dividends Fund, no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of Rising Dividends Fund ended October 31,
2007, have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due;

      G. Rising Dividends Fund has elected to be treated as a regulated investment company and, for each fiscal year of its operations, Rising Dividends
Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Rising Dividends Fund intends to meet such requirements with respect to its current taxable year;

      H. Rising Dividends Fund has no plan or intention (i) to dispose of any of the assets transferred by Dividend Growth Fund, other than in the ordinary course of business, or (ii) to redeem or reacquire any of the Class A, Class B,
Class C, and Class N shares issued by it in the reorganization other than pursuant to valid requests of shareholders; and

      I. After consummation of the transactions contemplated by the Agreement,
Rising Dividends Fund intends to operate its business in a substantially unchanged manner.

   14. Each party hereby represents to the other that no broker or finder has been employed by it with respect to the Agreement or the transactions contemplated hereby. Each party also represents and warrants to the other that the information concerning it in the Proxy Statement and Prospectus will not as of its date contain any untrue statement of a material fact or omit to state a fact necessary to make the statements concerning it therein not misleading and that the financial statements concerning it will present the information shown fairly in accordance with generally accepted accounting principles applied on a basis consistent with the preceding year. Each party also represents and warrants to the other that the Agreement is valid, binding and enforceable in accordance with its terms and that the execution, delivery and performance of the Agreement will not result in any violation of, or be in conflict with, any provision of any charter, by-laws, contract, agreement, judgment, decree or order to which it is subject or to which it is a party. Rising Dividends Fund hereby represents to and covenants with Dividend Growth Fund that, if the reorganization becomes effective, Rising Dividends Fund will treat each shareholder of Dividend Growth Fund who received any of Rising Dividends Fund's shares as a result of the reorganization as having made the minimum initial purchase of shares of Rising Dividends Fund received by such shareholder for the purpose of making additional investments in shares of Rising Dividends Fund, regardless of the value of the shares of Rising Dividends Fund received.

   15. Rising Dividends Fund agrees that it will prepare and file a Registration
Statement on Form N-14 under the 1933 Act which shall contain a preliminary form of proxy statement and prospectus contemplated by Rule 145 under the 1933 Act.
The final form of such proxy statement and prospectus is referred to in the
Agreement as the "Proxy Statement and Prospectus." Each party agrees that it will use its best efforts to have such Registration Statement declared effective and to supply such information concerning itself for inclusion in the Proxy
Statement and Prospectus as may be necessary or desirable in this connection.
Dividend Growth Fund covenants and agrees to liquidate and dissolve under the laws of the Commonwealth of Massachusetts, following the Closing, and, upon
Closing, to cause the cancellation of its outstanding shares.

   16. The obligations of the parties shall be subject to the right of either party to abandon and terminate the Agreement for any reason and there shall be no liability for damages or other recourse available to a party not so terminating this Agreement, provided, however, that in the event that a party shall terminate this Agreement without reasonable cause, the party so terminating shall, upon demand, reimburse the party not so terminating for all expenses, including reasonable out-of-pocket expenses and fees incurred in connection with this Agreement.

   17. The Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one
Agreement. The rights and obligations of each party pursuant to the Agreement shall not be assignable.

   18. All prior or contemporaneous agreements and representations are merged into the Agreement, which constitutes the entire contract between the parties hereto. No amendment or modification hereof shall be of any force and effect unless in writing and signed by the parties and no party shall be deemed to have waived any provision herein for its benefit unless it executes a written acknowledgment of such waiver.

   19. Rising Dividends Fund understands that the obligations of Dividend Growth
Fund under the Agreement are not binding upon any Trustee or shareholder of
Dividend Growth Fund personally, but bind only upon Dividend Growth Fund and
Dividend Growth Fund's property. Rising Dividends Fund represents that it has notice of the provisions of the Declaration of Trust of Dividend Growth Fund
disclaiming shareholder and trustee liability for acts or obligations of
Dividend Growth Fund.

      IN WITNESS WHEREOF, each of the parties has caused the Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.

                        OPPENHEIMER DIVIDEND GROWTH FUND

                           By: ______________________
                                 Robert G. Zack
                                    Secretary

                              OPPENHEIMER RISING DIVIDENDS FUND, INC.

                           By: ______________________
                                 Robert G. Zack
                                    Secretary

                                                                     EXHIBIT B

                             PRINCIPAL SHAREHOLDERS

      Principal Shareholders of Rising Dividends Fund. As of July 9, 2008, the
only persons who owned of record or were known by Rising Dividends Fund to own beneficially 5% or more of any class of the outstanding shares of Rising
Dividends Fund were:

      MLPF&S for the sole benefit of its customers, Attn: Fund Admin., 4800 Deer Lake Dr.
      E., Floor 3, Jacksonville, FL 32246-6484, which owned 216,276.426 of Class N shares
      (13.64% of Class N shares then outstanding).

      Mass Mutual Life Insurance Co., Separate Investment Acct., Attn: N225, 1295 State
      Street, Springfield, MA 01111-0001, which owned 1,567,267.092 of Class Y shares
      (82.83% of Class Y shares then outstanding).

      Taynik & Co., c/o Investors Bank & Trust, FPG90, P.O. Box 9130, Boston, MA
      02117-9130, which owned 278,724.334 of Class Y shares (14.73% of Class Y shares then outstanding).

                       STATEMENT OF ADDITIONAL INFORMATION
                        TO PROSPECTUS AND PROXY STATEMENT
                                       OF
                     OPPENHEIMER RISING DIVIDENDS FUND, INC.

                                     PART B

                          Acquisition of the Assets of
                        OPPENHEIMER DIVIDEND GROWTH FUND

                        By and in exchange for Shares of
                     OPPENHEIMER RISING DIVIDENDS FUND, INC.

      This Statement of Additional Information (the "SAI") to this Prospectus and Proxy Statement relates specifically to the proposed delivery of substantially all of the assets of Oppenheimer Dividend Growth Fund ("Dividend
Growth Fund") for Class A, Class B, Class C, and Class N shares of Oppenheimer
Rising Dividends Fund, Inc. ("Rising Dividends Fund") (the "Reorganization").

      This SAI consists of this Cover Page and the following documents which are incorporated into this SAI by reference: (i) the Statement of Additional
Information of Dividend Growth Fund dated August 27, 2007, as supplemented
September 13, 2007, December 28, 2007, January 22, 2008, April 28, 2008, and May
12, 2008; (ii) the Statement of Additional Information of Rising Dividends Fund
dated February 15, 2008, as supplemented April 28, 2008 and May 12, 2008; (iii)
the annual report of Dividend Growth Fund dated April 30, 2008, which includes audited financial statements of Dividend Growth Fund for the 12-month period ended April 30, 2008; (iv) the annual report of Rising Dividends Fund dated
October 31, 2007, which includes audited financial statements for the 12-month period ended October 31, 2007; (v) the semi-annual report of Dividend Growth
Fund dated October 31, 2007 which includes unaudited financial statements of
Dividend Growth Fund for the 6-month period ended October 31, 2007; and (vi) the semi-annual report of Rising Dividends Fund dated April 30, 2008, which includes unaudited financial statements for the 6-month period ended April 30, 2008.

      This SAI is not a Prospectus; you should read this SAI in conjunction with the combined Prospectus and Proxy Statement dated September 12, 2008, relating to the Reorganization. You can request a copy of the Prospectus and Proxy
Statement by calling 1.800.225.5677, by visiting the website at
www.oppenheimerfunds.com or by writing OppenheimerFunds Services at P.O. Box
5270, Denver, Colorado 80217. The date of this SAI is September 12, 2008.

                         PRO FORMA FINANCIAL STATEMENTS

      Shown below are pro forma financial statements for the combined Rising
Dividends Fund, assuming the Reorganization had occurred at April 30, 2008. The first table presents pro forma Statements of Assets and Liabilities for the combined Rising Dividends Fund. The second table presents pro forma Statements of Operations for the combined Rising Dividends Fund. The third table presents a pro forma Statement of Investments for the combined Rising Dividends Fund.

      The pro forma statement of investments and statement of assets and liabilities reflect the financial position of Dividend Growth and Rising
Dividends Funds at April 30, 2008. The pro forma statement of operations reflects the results of operations of Growth and Rising Dividends Funds for the year ended April 30, 2008. The pro forma combined financial statements may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at April 30, 2008. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of Dividend Growth Fund for pre-combination periods will not be restated. The pro forma statement of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statements of Additional Information for each
Fund.

PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES APRIL 30, 2008
(UNAUDITED)
OPPENHEIMER RISING DIVIDENDS FUND, INC. AND OPPENHEIMER DIVIDEND GROWTH FUND

                                                                                                                 PRO FORMA
                                                           OPPENHEIMER       OPPENHEIMER                          COMBINED
                                                        RISING DIVIDENDS   DIVIDEND GROWTH     PROFORMA         OPPENHEIMER
                                                              FUND               FUND        ADJUSTMENTS   RISING DIVIDENDS FUND
                                                        ----------------   ---------------   -----------   ---------------------

ASSETS:
Investments, at value - see accompanying statement of
investments:
   Unaffiliated Companies (cost $959,500,657 and
      $129,961,260)                                      $  969,683,877     $136,942,287                      $1,106,626,164
   Affiliated Companies (cost $19,068,369 and
      $4,088,562)                                            19,068,369        4,088,562                          23,156,931
Cash                                                            305,181           10,633                             315,814
Unrealized appreciation on foreign currency contracts                --               --                                  --
Receivables and other assets:
   Investments sold                                          11,765,273        1,300,091                          13,065,364
   Shares of beneficial interest sold                         2,636,775          534,082                           3,170,857
   Interest/Dividends                                         2,094,416          177,421                           2,271,837
   Other                                                         91,885            2,687                              94,572
                                                         --------------     ------------                      --------------
Total assets                                              1,005,645,776      143,055,763                       1,148,701,539
                                                         --------------     ------------                      --------------
LIABILITIES:
Bank overdraft                                                       --               --                                  --
Bank overdraft - foreign currencies (cost $0 and $0)                 --               --                                  --
Options written, at value (premiums received
   $1,148,147 and $181,686) see accompanying
   statement of investments                                     641,079          104,738                             745,817
Unrealized depreciation on foreign currency contracts                --               --                                  --
Payables and other liabilities:
   Investments purchased                                     15,873,508        1,993,910                          17,867,418
   Shares of beneficial interest redeemed                       851,775          123,942                             975,717
   Distributions and service plan fees                          184,365           27,768                             212,133
   Trustees'/Directors' compensation                            166,853            6,325                             173,178
   Shareholder communications                                    75,064           27,318                             102,382
   Transfer and shareholder servicing agent fees                149,510           17,887                             167,397
   Other                                                         26,129           17,601                              43,730
                                                         --------------     ------------             ---      --------------
Total liabilities                                            17,968,283        2,319,489              --          20,287,772
                                                         --------------     ------------             ---      --------------
NET ASSETS                                               $  987,677,493     $140,736,274              --      $1,128,413,767
                                                         ==============     ============             ===      ==============
COMPOSITION OF NET ASSETS:
Par value of shares of beneficial interest               $   58,846,028     $     12,206                      $   58,858,234
Additional paid-in capital                                  938,885,555      137,238,237                       1,076,123,792
Accumulated net investment income                             2,648,901           75,984                           2,724,885
Accumulated net realized loss from investments and
   foreign currency transactions                            (23,392,772)      (3,648,128)                        (27,040,900)
Net unrealized appreciation on investments and
   translation of assets and liabilities denominated
   in foreign currencies                                 $   10,689,781        7,057,975                          17,747,756
                                                         --------------     ------------             ---      --------------
NET ASSETS                                               $  987,677,493     $140,736,274              --      $1,128,413,767
                                                         ==============     ============             ===      ==============

PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES APRIL 30, 2008
(UNAUDITED)
OPPENHEIMER RISING DIVIDENDS FUND, INC. AND OPPENHEIMER DIVIDEND GROWTH FUND

                                                                                                                 PRO FORMA
                                                           OPPENHEIMER       OPPENHEIMER                          COMBINED
                                                        RISING DIVIDENDS   DIVIDEND GROWTH     PROFORMA         OPPENHEIMER
                                                              FUND               FUND        ADJUSTMENTS   RISING DIVIDENDS FUND
                                                        ----------------   ---------------   -----------   ---------------------

NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based
   on net assets of $727,347,065, $102,750,648, and
   $830,097,713 and 42,516,082, 8,902,017, and
   48,522,231 shares of beneficial interest
   outstanding for Oppenheimer Rising Dividends Fund,
   Inc., Oppenheimer Dividend Growth Fund and
   combined Oppenheimer Capital Appreciation Fund,
   respectively)                                             $17.11             $11.54                           $17.11(1)
Maximum offering price per share (net asset value
   plus sales charge of 5.75% of offering price)             $18.15             $12.24                           $18.15(1)

Class B Shares:
Net asset value and redemption price per share (based
   on net assets of $96,233,813, $13,148,533, and
   $109,382,346 and 6,161,804, 1,143,366, and
   7,003,698 shares of beneficial interest
   outstanding for Oppenheimer Rising Dividends Fund,
   Inc., Oppenheimer Dividend Growth Fund and
   combined Oppenheimer Capital Appreciation Fund,
   respectively)                                             $15.62             $11.50                           $15.62(1)
Class C Shares:
Net asset value and redemption price per share (based
   on net assets of $105,038,539, $22,084,216, and
   $127,122,760 and 6,742,580, 1,921,385, and
   8,160,199 shares of beneficial interest
   outstanding for Oppenheimer Rising Dividends Fund,
   Inc., Oppenheimer Dividend Growth Fund and
   combined Oppenheimer Capital Appreciation Fund,
   respectively)                                             $15.58             $11.49                           $15.58(1)
Class N Shares:
Net asset value and redemption price per share (based
   on net assets of $25,275,672, $2,752,877, and
   $28,028,549 and 1,492,266, 238,780, and 1,654,795
   shares of beneficial interest outstanding for
   Oppenheimer Rising Dividends Fund, Inc.,
   Oppenheimer Dividend Growth Fund and combined
   Oppenheimer Capital Appreciation Fund,
   respectively)                                             $16.94             $11.53                           $16.94(1)
Class Y Shares:
Net asset value and redemption price per share (based
   on net assets of $33,782,404, $0, and $33,782,404
   and 1,933,296, 0, and 1,933,296 shares of
   beneficial interest outstanding for Oppenheimer
   Rising Dividends Fund, Inc., Oppenheimer Dividend
   Growth Fund and combined Oppenheimer Capital
   Appreciation Fund, respectively)                          $17.47                N/A                           $17.47(1)

(1)  Oppenheimer Dividend Growth Fund Class A shares will be exchanged for
     Oppenheimer Rising Dividends Fund, Inc. Class A shares.

     Oppenheimer Dividend Growth Fund Class B shares will be exchanged for
     Oppenheimer Rising Dividends Fund, Inc. Class B shares.

     Oppenheimer Dividend Growth Fund Class C shares will be exchanged for
     Oppenheimer Rising Dividends Fund, Inc. Class C shares.

     Oppenheimer Dividend Growth Fund Class N shares will be exchanged for
     Oppenheimer Rising Dividends Fund, Inc. Class N shares.

     Oppenheimer Dividend Growth Fund Class Y shares will be exchanged for
     Oppenheimer Rising Dividends Fund, Inc. Class Y shares.

PRO FORMA COMBINING STATEMENTS OF OPERATIONS FOR THE YEAR ENDED APRIL 30, 2008
(UNAUDITED)
OPPENHEIMER RISING DIVIDENDS FUND, INC. AND OPPENHEIMER DIVIDEND GROWTH FUND

                                                                                                                 PRO FORMA
                                                           OPPENHEIMER       OPPENHEIMER                          COMBINED
                                                        RISING DIVIDENDS   DIVIDEND GROWTH     PROFORMA         OPPENHEIMER
                                                              FUND               FUND        ADJUSTMENTS   RISING DIVIDENDS FUND
                                                        ----------------   ---------------   -----------   ---------------------

INVESTMENT INCOME:
Dividends:
   Unaffiliated companies (net of foreign withholding
      taxes of $383,371, $0 and $383,371)                 $23,461,848        $3,166,831                         $26,628,679
   Affiliated companies                                       959,298           151,459                           1,110,757
Interest                                                       43,596             4,946                              48,542
Portfolio lending fees                                             94                --                                  94
Other income                                                   28,676                60                              28,736
                                                          -----------        ----------                         -----------
Total investment income                                    24,493,512         3,323,296                          27,816,808
                                                          -----------        ----------                         -----------
EXPENSES:
Management fees                                             6,456,053           810,069      (68,885)(1)          7,197,237
Distribution and service plan fees:
   Class A                                                  1,717,037           218,998              (2)          1,936,035
   Class B                                                  1,076,404           123,997              (1)          1,200,401
   Class C                                                    992,821           203,553              (2)          1,196,374
   Class N                                                    121,877            12,326              (2)            134,203
Transfer and shareholder servicing agent fees:

   Class A                                                  1,243,970           120,190              (2)          1,364,160
   Class B                                                    208,679            26,610              (1)            235,289
   Class C                                                    208,972            32,326              (2)            241,298
   Class N                                                     47,912             3,409              (2)             51,321
   Class Y                                                     62,084                --              (2)             62,084
Shareholder communications:
   Class A                                                    178,925            34,256              (1)            213,181
   Class B                                                     57,540             8,182              (1)             65,722
   Class C                                                     28,024             8,149              (2)             36,173
   Class N                                                      3,117               701              (1)              3,818
   Class Y                                                        122                --              (1)                122
Trustees'/Directors' compensation                              64,133             4,563                              68,696
Custodian fees and expenses                                    13,558               776                              14,334
Administration service fees                                     1,500                --                               1,500
Other                                                         159,267            33,268              (1)            192,535
                                                          -----------        ----------      -------            -----------
Total Expenses                                             12,641,995         1,641,373      (68,885)            14,214,483
Less reduction to custodian expenses                           (2,234)             (326)                             (2,560)
Less waivers and reimbursements of expenses                   (19,250)          (26,914)      23,740                (22,424)
                                                          -----------        ----------      -------            -----------
Net Expenses                                               12,620,511         1,614,133      (45,145)            14,189,499
                                                          -----------        ----------      -------            -----------

(1)  Decrease due to the elimination of duplicative expenses achieved by merging the funds.

(2)  Change due to an estimate of the elimination of duplicative expenses achieved by merging the funds.

PRO FORMA COMBINING STATEMENTS OF OPERATIONS FOR THE YEAR ENDED APRIL 30, 2008
(UNAUDITED)

                                                                                                                 PRO FORMA
                                                           OPPENHEIMER       OPPENHEIMER                          COMBINED
                                                        RISING DIVIDENDS   DIVIDEND GROWTH     PROFORMA         OPPENHEIMER
                                                              FUND               FUND        ADJUSTMENTS   RISING DIVIDENDS FUND
                                                        ----------------   ---------------   -----------   ---------------------

NET INVESTMENT INCOME                                    $  11,873,001       $ 1,709,163                      $  13,582,164
                                                         -------------       -----------                      -------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments:
      Unaffiliated companies (including premiums on
         options exercised)                                 85,394,734        (2,529,823)                        82,864,911
   Closing and expiration of option contracts written        2,937,441           586,045                          3,523,486
   Foreign currency transactions                                (7,989)               --                             (7,989)
                                                         -------------       -----------                      -------------
Net realized gain (loss)                                    88,324,186        (1,943,778)                        86,380,408
                                                         -------------       -----------                      -------------
Net change in unrealized appreciation (depreciation)
on:
   Investments                                            (109,322,156)       (1,405,893)                      (110,728,049)
   Translation of assets and liabilities denominated
      in foreign currencies                                  1,367,771                --                          1,367,771
   Option contracts written                                    507,068            77,810                            584,878
                                                         -------------       -----------                      -------------
Net change in unrealized appreciation                     (107,447,317)       (1,328,083)                      (108,775,400)
                                                         -------------       -----------                      -------------
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                $  (7,250,130)      $(1,562,698)                     $  (8,812,828)
                                                         =============       ===========                      =============

PRO FORMA COMBINING STATEMENTS OF CHANGES FOR THE YEAR ENDED APRIL 30, 2008
(UNAUDITED)
OPPENHEIMER RISING DIVIDENDS FUND, INC. AND OPPENHEIMER DIVIDEND GROWTH FUND

                                                                                                                 PRO FORMA
                                                           OPPENHEIMER       OPPENHEIMER                          COMBINED
                                                        RISING DIVIDENDS   DIVIDEND GROWTH     PROFORMA         OPPENHEIMER
                                                              FUND               FUND        ADJUSTMENTS   RISING DIVIDENDS FUND
                                                        ----------------   ---------------   -----------   ---------------------

OPERATIONS
Net investment income                                    $   11,873,001     $  1,709,163                      $   13,582,164
Net realized gain (loss)                                     88,324,186       (1,943,778)                         86,380,408
Net unrealized change in unrealized appreciation           (107,447,317)      (1,328,083)                       (108,775,400)
                                                         --------------     ------------                      --------------

Net decrease in net assets resulting from operations         (7,250,130)      (1,562,698)                         (8,812,828)
                                                                                                                          --
DIVIDENDS FROM NET INVESTMENT INCOME:                                                                                     --
   Class A                                                   (9,838,844)      (1,381,097)                        (11,219,941)
   Class B                                                     (380,793)         (91,500)                           (472,293)
   Class C                                                     (562,130)        (160,453)                           (722,583)
   Class N                                                     (259,606)         (31,979)                           (291,585)
   Class Y                                                     (574,874)              --                            (574,874)
                                                         --------------     ------------                      --------------
                                                            (11,616,247)      (1,665,029)                        (13,281,276)
                                                                                                                          --
DISTRIBUTIONS FROM NET REALIZED GAIN:                                                                                     --
   Class A                                                 (120,222,533)      (1,668,307)                       (121,890,840)
   Class B                                                  (18,834,727)        (221,186)                        (19,055,913)
   Class C                                                  (17,809,240)        (376,901)                        (18,186,141)
   Class N                                                   (4,096,188)         (45,474)                         (4,141,662)
   Class Y                                                   (5,921,597)              --                          (5,921,597)
                                                         --------------     ------------                      --------------
                                                           (166,884,285)      (2,311,868)                       (169,196,153)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING                                                                           --
FROM BENEFICIAL INTEREST TRANSACTIONS:                                                                                    --
   Class A                                                  134,528,671       35,275,254                         169,803,925
   Class B                                                   (6,839,076)       2,256,629                          (4,582,447)
   Class C                                                   25,228,859        5,073,390                          30,302,249
   Class N                                                    5,597,570          803,929                           6,401,499
   Class Y                                                    5,219,169               --                           5,219,169
                                                         --------------     ------------                      --------------
                                                            163,735,193       43,409,202                         207,144,395
NET ASSETS
Total increase (decrease)                                   (22,015,469)      37,869,607                          15,854,138
                                                         --------------     ------------                      --------------
Beginning of period                                       1,009,692,962      102,866,667                       1,112,559,629
End of period                                            $  987,677,493     $140,736,274                      $1,128,413,767
                                                         ==============     ============                      ==============

PRO FORMA COMBINING STATEMENTS OF INVESTMENTS APRIL 30, 2008 (UNAUDITED)
OPPENHEIMER RISING DIVIDENDS FUND, INC. AND OPPENHEIMER DIVIDEND GROWTH FUND

                                           OPPENHEIMER   OPPENHEIMER                  OPPENHEIMER    OPPENHEIMER
                                              RISING       DIVIDEND                     RISING        DIVIDEND
                                            DIVIDENDS       GROWTH       COMBINED      DIVIDENDS       GROWTH         COMBINED
                                            FUND, INC.       FUND        PROFORMA     FUND, INC.        FUND          PROFORMA
                                              SHARES        SHARES        SHARES         VALUE          VALUE           VALUE
                                           -----------   -----------   -----------   ------------   ------------   --------------

COMMON STOCKS--97.9%
CONSUMER DISCRETIONARY--8.0%
HOTELS, RESTAURANTS & LEISURE--3.0%
McDonald's Corp.                              255,000        37,200       292,200    $ 15,192,900   $  2,216,376   $   17,409,276
Yum! Brands, Inc.                             362,300        51,600       413,900      14,738,364      2,099,088       16,837,452
                                                                                     ------------   ------------   --------------
                                                                                       29,931,264      4,315,464       34,246,728
                                                                                     ------------   ------------   --------------
MEDIA--1.3%
McGraw-Hill Cos., Inc. (The)                  309,500        45,000       354,500      12,686,405      1,844,550       14,530,955
                                           ----------     ---------    ----------    ------------   ------------   --------------
SPECIALTY RETAIL--2.5%
Staples, Inc.                                 552,300        78,600       630,900      11,984,910      1,705,620       13,690,530
Tiffany & Co.                                 286,400        40,700       327,100      12,469,856      1,772,078       14,241,934
                                                                                     ------------   ------------   --------------
                                                                                       24,454,766      3,477,698       27,932,464
                                                                                     ------------   ------------   --------------
TEXTILES, APPAREL & LUXURY GOODS--1.2%
Nike, Inc., Cl. B                             180,300        25,700       206,000      12,044,040      1,716,760       13,760,800
                                           ----------     ---------    ----------    ------------   ------------   --------------
CONSUMER STAPLES--11.5%
BEVERAGES--1.5%
PepsiCo, Inc.                                 217,800        36,500       254,300      14,925,834      2,501,345       17,427,179
                                           ----------     ---------    ----------    ------------   ------------   --------------
FOOD PRODUCTS--4.0%
Cadbury Schweppes plc, Sponsored ADR          157,100             0       157,100       7,242,310              0        7,242,310
Kellogg Co.                                   328,700        55,000       383,700      16,819,579      2,814,350       19,633,929
Kraft Foods, Inc., Cl. A                      305,900        53,712       359,612       9,675,617      1,698,911       11,374,528
Nestle SA, Sponsored ADR                       56,200             0        56,200       6,729,950              0        6,729,950
                                                                                     ------------   ------------   --------------
                                                                                       40,467,456      4,513,261       44,980,717
                                                                                     ------------   ------------   --------------
HOUSEHOLD PRODUCTS--3.9%
Colgate-Palmolive Co.                         261,900        41,700       303,600      18,516,330      2,948,190       21,464,520
Procter & Gamble Co. (The)                    280,800        47,700       328,500      18,827,640      3,198,285       22,025,925
                                                                                     ------------   ------------   --------------
                                                                                       37,343,970      6,146,475       43,490,445
                                                                                     ------------   ------------   --------------
TOBACCO--2.1%
Altria Group, Inc.                            295,408        38,900       334,308       5,908,160        778,000        6,686,160
Philip Morris International, Inc.(1)          295,408        47,900       343,308      15,074,670      2,444,337       17,519,007
                                                                                     ------------   ------------   --------------
                                                                                       20,982,830      3,222,337       24,205,167
                                                                                     ------------   ------------   --------------
ENERGY--12.8%
ENERGY EQUIPMENT & SERVICES--1.7%
Schlumberger Ltd.(2)                          161,000        26,200       187,200      16,188,550      2,634,410       18,822,960
                                           ----------     ---------    ----------    ------------   ------------   --------------
OIL, GAS & CONSUMABLE FUELS--11.1%
Chevron Corp.                                 207,800        36,800       244,600      19,979,970      3,538,320       23,518,290
ConocoPhillips(2)                             171,500        36,800       208,300      14,774,725      3,170,320       17,945,045
Exxon Mobil Corp.(2)                          207,735        33,500       241,235      19,333,896      3,117,845       22,451,741
Occidental Petroleum Corp.(2)                 163,700        32,100       195,800      13,621,477      2,671,041       16,292,518
Petroleo Brasileiro SA, ADR                   114,800             0       114,800      13,939,016              0       13,939,016
Spectra Energy Corp.                          585,600       110,300       695,900      14,464,320      2,724,410       17,188,730
Total SA, Sponsored ADR                       171,039             0       171,039      14,367,276              0       14,367,276
                                                                                     ------------   ------------   --------------
                                                                                      110,480,680     15,221,936      125,702,616

FINANCIALS--13.3%
CAPITAL MARKETS--2.9%
Lehman Brothers Holdings, Inc.(2)             110,700        16,400       127,100       4,897,368        725,536        5,622,904
Northern Trust Corp.(2)                       177,900        20,900       198,800      13,184,169      1,548,899       14,733,068
UBS AG(1)                                     372,878             0       372,878      12,524,972              0       12,524,972
                                                                                     ------------   ------------   --------------
                                                                                       30,606,509      2,274,435       32,880,944
                                                                                     ------------   ------------   --------------
COMMERCIAL BANKS--3.4%
U.S. Bancorp                                  473,400        70,000       543,400      16,043,526      2,372,300       18,415,826
Wells Fargo & Co.                             564,632        99,400       664,032      16,797,802      2,957,150       19,754,952
                                                                                     ------------   ------------   --------------
                                                                                       32,841,328      5,329,450       38,170,778
                                                                                     ------------   ------------   --------------
DIVERSIFIED FINANCIAL SERVICES--4.9%
Bank of America Corp.(2)                      410,731        74,600       485,331      15,418,842      2,800,484       18,219,326
CME Group, Inc.(2)                             13,500         2,000        15,500       6,175,575        914,900        7,090,475
JPMorgan Chase & Co.(2)                       537,100        81,200       618,300      25,592,815      3,869,180       29,461,995
                                                                                     ------------   ------------   --------------
                                                                                       47,187,232      7,584,564       54,771,796
                                                                                     ------------   ------------   --------------
INSURANCE--2.1%
Chubb Corp.                                   226,800        33,600       260,400      12,013,596      1,779,792       13,793,388
Prudential Financial, Inc.(2)                 103,500        20,800       124,300       7,835,985      1,574,768        9,410,753
                                                                                     ------------   ------------   --------------
                                                                                       19,849,581      3,354,560       23,204,141
                                                                                     ------------   ------------   --------------
HEALTH CARE--11.4%
HEALTH CARE EQUIPMENT & SUPPLIES--5.2%
Bard (C.R.), Inc.                             120,400        25,200       145,600      11,338,068      2,373,084       13,711,152
Baxter International, Inc.                    197,300        38,200       235,500      12,295,736      2,380,624       14,676,360
Medtronic, Inc.                               282,300        45,900       328,200      13,742,364      2,234,412       15,976,776
Stryker Corp.                                 189,700        32,300       222,000      12,298,251      2,094,009       14,392,260
                                                                                     ------------   ------------   --------------
                                                                                       49,674,419      9,082,129       58,756,548
                                                                                     ------------   ------------   --------------
PHARMACEUTICALS--6.2%
Bristol-Myers Squibb Co.                      687,500        94,900       782,400      15,104,375      2,084,953       17,189,328
Johnson & Johnson                             185,400        35,300       220,700      12,438,486      2,368,277       14,806,763
Novartis AG, ADR                              234,770             0       234,770      11,815,974              0       11,815,974
Roche Holding AG                               71,719             0        71,719      11,960,665              0       11,960,665
Wyeth                                         274,800        54,600       329,400      12,220,356      2,428,062       14,648,418
                                                                                     ------------   ------------   --------------
                                                                                       63,539,856      6,881,292       70,421,148
                                                                                     ------------   ------------   --------------
INDUSTRIALS--15.5%
AEROSPACE & DEFENSE--4.3%
Lockheed Martin Corp.(2)                       87,300        11,900        99,200       9,257,292      1,261,876       10,519,168
Rockwell Collins, Inc.                        220,600        29,900       250,500      13,922,066      1,886,989       15,809,055
United Technologies Corp.                     258,921        40,200       299,121      18,764,005      2,913,294       21,677,299
                                                                                     ------------   ------------   --------------
                                                                                       41,943,363      6,062,159       48,005,522
                                                                                     ------------   ------------   --------------
AIR FREIGHT & COURIERS--0.8%
C.H. Robinson Worldwide, Inc.(2)              127,300        23,000       150,300       7,979,164      1,441,640        9,420,804
                                           ----------     ---------    ----------    ------------   ------------   --------------
ELECTRICAL EQUIPMENT--3.4%
ABB Ltd., Sponsored ADR                       446,900             0       446,900      13,706,423              0       13,706,423
Emerson Electric Co.(2)                       412,600        55,900       468,500      21,562,476      2,921,334       24,483,810
                                                                                     ------------   ------------   --------------
                                                                                       35,268,899      2,921,334       38,190,233
                                                                                     ------------   ------------   --------------
INDUSTRIAL CONGLOMERATES--2.4%
General Electric Co.                          724,400       108,100       832,500      23,687,880      3,534,870       27,222,750
                                           ----------     ---------    ----------    ------------   ------------   --------------
MACHINERY--3.3%
Caterpillar, Inc.(2)                          167,700        25,000       192,700      13,731,276      2,047,000       15,778,276
Deere & Co.(2)                                107,400        14,600       122,000       9,029,118      1,227,422       10,256,540
Paccar, Inc.(2)                               201,200        25,750       226,950       9,520,784      1,218,490       10,739,274
                                                                                     ------------   ------------   --------------

                                                                                       32,281,178      4,492,912       36,774,090
                                                                                     ------------   ------------   --------------
ROAD & RAIL--1.3%
Norfolk Southern Corp.(2)                     216,600        37,000       253,600      12,905,028      2,204,460       15,109,488
                                           ----------     ---------    ----------    ------------   ------------   --------------
INFORMATION TECHNOLOGY--13.2%

COMPUTERS & PERIPHERALS--1.7%
International Business Machines Corp.(2)      140,900        20,000       160,900      17,006,630      2,414,000       19,420,630
                                           ----------     ---------    ----------    ------------   ------------   --------------
IT SERVICES--1.7%
Automatic Data Processing, Inc.               385,200        51,700       436,900      17,025,840      2,285,140       19,310,980
                                           ----------     ---------    ----------    ------------   ------------   --------------
SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT--7.8%
Intel Corp.                                   949,700       131,000     1,080,700      21,140,322      2,916,060       24,056,382
Linear Technology Corp.                       559,300        80,800       640,100      19,553,128      2,824,768       22,377,896
Microchip Technology, Inc.                    536,200        76,300       612,500      19,705,350      2,804,025       22,509,375
Texas Instruments, Inc.                       583,400        83,000       666,400      17,011,944      2,420,280       19,432,224
                                                                                     ------------   ------------   --------------
                                                                                       77,410,744     10,965,133       88,375,877
                                                                                     ------------   ------------   --------------
SOFTWARE--2.0%
Microsoft Corp.                               690,530        98,300       788,830      19,693,916      2,803,516       22,497,432
                                           ----------     ---------    ----------    ------------   ------------   --------------
MATERIALS--4%
CHEMICALS--3.0%
BASF SE, Sponsored ADR                         68,600             0        68,600       9,809,800              0        9,809,800
Monsanto Co.(2)                                85,000        11,500        96,500       9,691,700      1,311,230       11,002,930
Praxair, Inc.                                 124,000        23,700       147,700      11,322,440      2,164,047       13,486,487
                                                                                     ------------   ------------   --------------
                                                                                       30,823,940      3,475,277       34,299,217
                                                                                     ------------   ------------   --------------
METALS & MINING--1.0%
Allegheny Technologies, Inc.(2)               137,600        29,300       166,900       9,471,008      2,016,719       11,487,727
                                           ----------     ---------    ----------    ------------   ------------   --------------
TELECOMMUNICATION SERVICES--4.4%
DIVERSIFIED TELECOMMUNICATION
   SERVICES--3.5%
AT&T, Inc.                                    457,300        82,500       539,800      17,702,083      3,193,575       20,895,658
Verizon Communications, Inc.                  399,578        86,600       486,178      15,375,761      3,332,368       18,708,129
                                                                                     ------------   ------------   --------------
                                                                                       33,077,844      6,525,943       39,603,787
                                                                                     ------------   ------------   --------------
WIRELESS TELECOMMUNICATION
   SERVICES--0.9%
America Movil SAB de CV, ADR, Series L        172,600             0       172,600      10,003,896              0       10,003,896
                                           ----------     ---------    ----------    ------------   ------------   --------------
UTILITIES--3.8%
ELECTRIC UTILITIES--2.9%
Exelon Corp.                                  117,500        17,800       135,300      10,043,900      1,521,544       11,565,444
PPL Corp.                                     167,400        28,300       195,700       8,038,548      1,358,966        9,397,514
Southern Co.                                  268,400        38,200       306,600       9,992,532      1,422,186       11,414,718
                                                                                     ------------   ------------   --------------
                                                                                       28,074,980      4,302,696       32,377,676
                                                                                     ------------   ------------   --------------
MULTI-UTILITIES--0.9%
SCANA Corp.                                   233,200        35,400       268,600       9,195,077      1,395,822       10,590,899
                                           ----------     ---------    ----------    ------------   ------------   --------------
Total Common Stocks (Cost
   $958,594,495, Cost $129,961,260,
   Combined Cost $1,088,555,755)                                                      969,054,107    136,942,287    1,105,996,394

                                              UNITS         UNITS         UNITS
                                           -----------   -----------   -----------

RIGHTS, WARRANTS AND CERTIFICATES--0.1%
UBS AG Rts., Exp. 5/9/081 (Cost
   $906,162, Cost $0, Combined $906,162)      372,878             0       372,878         629,770              0          629,770

                                              SHARES        SHARES        SHARES
                                           -----------   -----------   -----------

INVESTMENT COMPANY--2.1%
Oppenheimer Institutional Money Market
   Fund, Cl. E, 2.90%(3,4) (Cost
   $19,068,369, Cost $4,088,562,
   Combined Cost $23,156,931)              19,068,369     4,088,562    23,156,931      19,068,369      4,088,562       23,156,931
                                           ----------     ---------    ----------    ------------   ------------   --------------
TOTAL INVESTMENTS, AT VALUE (COST
   $978,569,026, COST $134,049,822,
   COMBINED COST $1,112,618,848)                100.1%        100.2%        100.1%    988,752,246    141,030,849    1,129,783,095
                                           ----------     ---------    ----------    ------------   ------------   --------------
LIABILITIES IN EXCESS OF OTHER ASSETS            (0.1)         (0.2)         (0.1)     (1,074,753)      (294,575)      (1,369,328)
                                           ----------     ---------    ----------    ------------   ------------   --------------
NET ASSETS                                      100.0%        100.0%        100.0%   $987,677,493   $140,736,274   $1,128,413,767
                                           ==========     =========    ==========    ============   ============   ==============

FOOTNOTES TO STATEMENT OF INVESTMENTS

1.   Non-income producing security.

2.   A sufficient amount of liquid assets has been designated to cover outstanding written call options.

3.   Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended April 30, 2008, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the
     Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                         SHARES          GROSS          GROSS          SHARES
OPPENHEIMER RISING DIVIDENDS FUND, INC.              APRIL 30, 2007    ADDITIONS     REDUCTIONS    APRIL 30, 2008
---------------------------------------              --------------   -----------   ------------   --------------

Oppenheimer Institutional Money Market Fund, Cl. E     52,248,276     388,997,422    422,177,329      19,068,369

                                                                                                      DIVIDEND
                                                                                        VALUE          INCOME
                                                                                    ------------   --------------

Oppenheimer Institutional Money Market Fund, Cl. E                                   $19,068,369        $959,298

                                                         SHARES          GROSS          GROSS          SHARES
OPPENHEIMER DIVIDEND GROWTH FUND                     APRIL 30, 2007    ADDITIONS     REDUCTIONS    APRIL 30, 2008
--------------------------------                     --------------   -----------   ------------   --------------

Oppenheimer Institutional Money Market Fund, Cl. E     3,008,283       59,822,183     58,741,904       4,088,562

                                                                                                      DIVIDEND
                                                                                        VALUE          INCOME
                                                                                    ------------   --------------

Oppenheimer Institutional Money Market Fund, Cl. E                                    $4,088,562        $151,459

4.   Rate shown is the 7-day yield as of April 30, 2008.

OPPENHEIMER RISING DIVIDENDS FUND, INC.

WRITTEN OPTIONS AS OF APRIL 30, 2008 ARE AS FOLLOWS:

                                               NUMBER OF   EXERCISE   EXPIRATION    PREMIUMS
DESCRIPTION                             TYPE   CONTRACTS     PRICE       DATE       RECEIVED      VALUE
-----------                             ----   ---------   --------   ----------   ----------   --------

Allegheny Technologies, Inc.            Call       523      $ 90.00    5/19/08     $  147,484   $  2,615
Bank of America Corp.                   Call     2,053        45.00    5/19/08         84,665      8,212
C.H. Robinson Worldwide, Inc.           Call       636        65.00    5/19/08         53,423     56,604
Caterpillar, Inc.                       Call       834        85.00    5/19/08         66,719     64,218
CME Group, Inc.                         Call        68       570.00    5/19/08         50,795      2,720
ConocoPhillips                          Call       858        90.00    5/19/08         29,172     31,746
Deere & Co.                             Call       537        95.00    5/19/08         71,587     26,850
Emerson Electric Co.                    Call        76        60.00    5/19/08          1,824         --
Exxon Mobil Corp.                       Call     1,143        95.00    5/19/08        105,155    128,016
International Business Machines Corp.   Call       812       130.00    5/19/08         31,668      8,120

JPMorgan Chase & Co.                    Call     2,034        52.50    5/19/08         80,322     30,510
Lehman Brothers Holdings, Inc.          Call       553        55.00    5/19/08         23,829      2,212
Lockheed Martin Corp.                   Call       107       115.00    5/19/08          2,568        856
Monsanto Co.                            Call       425       145.00    5/19/08         40,392      2,550
Norfolk Southern Corp.                  Call     1,083        65.00    5/19/08         42,237     21,660
Northern Trust Corp.                    Call       890        80.00    5/19/08         45,834     13,350
Occidental Petroleum Corp.              Call       818        85.00    5/19/08        112,065    139,060
Paccar, Inc.                            Call     1,006        55.00    5/19/08         69,413         --
Prudential Financial, Inc.              Call       518        90.00    5/19/08         23,206      5,180
Schlumberger Ltd.                       Call       805       105.00    5/19/08         65,789     96,600
                                                                                   ----------   --------
                                                                                   $1,148,147   $641,079
                                                                                   ==========   ========

OPPENHEIMER DIVIDEND GROWTH FUND

WRITTEN OPTIONS AS OF APRIL 30, 2008 ARE AS FOLLOWS:

                                               NUMBER OF   EXERCISE   EXPIRATION    PREMIUMS
DESCRIPTION                             TYPE   CONTRACTS     PRICE       DATE       RECEIVED      VALUE
-----------                             ----   ---------   --------   ----------   ----------   --------

Allegheny Technologies, Inc.            Call       95       $ 90.00     5/19/08     $ 26,790    $    475
Bank of America Corp.                   Call      317         45.00     5/19/08       13,073       1,268
C.H. Robinson Worldwide, Inc.           Call      115         65.00     5/19/08        9,660      10,235
Caterpillar, Inc.                       Call      125         85.00     5/19/08       10,000       9,625
CME Group, Inc.                         Call       10        570.00     5/19/08        7,470         400
ConocoPhillips                          Call      184         90.00     5/19/08        6,256       6,808
Deere & Co.                             Call       73         95.00     5/19/08        9,732       3,650
Emerson Electric Co.                    Call       10         60.00     5/19/08          240          --
Exxon Mobil Corp.                       Call      168         95.00     5/19/08       15,456      18,816
International Business Machines Corp.   Call      109        130.00     5/19/08        4,251       1,090
JPMorgan Chase & Co.                    Call      308         52.50     5/19/08       12,163       4,620
Lehman Brothers Holdings, Inc.          Call       82         55.00     5/19/08        3,533         328
Lockheed Martin Corp.                   Call       15        115.00     5/19/08          360         120
Monsanto Co.                            Call       58        145.00     5/19/08        5,517         348
Norfolk Southern Corp.                  Call      185         65.00     5/19/08        7,215       3,700
Northern Trust Corp.                    Call      105         80.00     5/19/08        5,407       1,575
Occidental Petroleum Corp.              Call      160         85.00     5/19/08       21,920      27,200
Paccar, Inc.                            Call      128         55.00     5/19/08        8,832          --
Prudential Financial, Inc.              Call      104         90.00     5/19/08        4,659       1,040
Schlumberger Ltd.                       Call      112        105.00     5/19/08        9,152      13,440
                                                                                    --------    --------
                                                                                    $181,686    $104,738
                                                                                    ========    ========

                                                                    PROXY CARD

                        OPPENHEIMER DIVIDEND GROWTH FUND
         PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 7,
2008 The undersigned, revoking prior proxies, hereby appoints Brian Wixted,
Brian Petersen, Brian Szilagyi and Kathleen Ives, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Oppenheimer Dividend Growth Fund
(the "Fund") to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on November 7, 2008, at 1:00 p.m. Mountain time, or at any adjournment thereof, upon the proposal described in the Notice of Meeting and accompanying Prospectus and Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund's Board of Trustees, and the proposal (set forth on the reverse side of this proxy card) has been proposed by the Board of Trustees.

When properly executed, this proxy will be voted as indicated on the reverse side or "FOR" the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Meeting.
                                                   Note: Please sign this proxy
                                                  exactly as your name or names
                                                  appear hereon. Each joint
                                                  owner should sign. Trustees
                                                  and other fiduciaries should
                                                  indicate the capacity in which
                                                  they sign. If a corporation,
                                                  partnership or other entity,
                                                  this signature should be that
                                                  of a duly authorized
                                                  individual who should state
                                                  his or her title.

                                          ----------------------------------------------
                                                  Signature                   Date

                                                  ----------------------------------------------------------
                                                  Signature (if held jointly)
                                                  Date

                                                  ------------------------------------------
                                                  Title if a corporation, partnership or
                                                  other entity

                                  FOLD HERE

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE
SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A
FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR
VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1.  Internet:  Log on to www.myproxyonline.com. Make sure to Control
               Number: have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.
2.             Simply dial toll-free 1-866-458-9856 and follow Check Digit:
               Touchtone the automated instructions. Please have this
    Phone:     proxy card available at the time of the call.
    -----
3.  Mail:      Simply  sign,  date,  and  complete  the reverse
    ----
               side of this  proxy  card and  return  it in the
               postage paid envelope provided.

TAGID: "TAG ID"
                                                                 CUSIP: "CUSIP"

                                                                     PROXY CARD

                        OPPENHEIMER DIVIDEND GROWTH FUND
    PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 7, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD OF TRUSTEES, AND THE
PROPOSAL BELOW HAS BEEN PROPOSED BY THE BOARD OF TRUSTEES.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: [ ]

PROPOSAL:

1. To approve an Agreement and Plan of Reorganization between Oppenheimer
   Dividend Growth Fund ("Dividend Growth Fund") and Oppenheimer Rising
   Dividends Fund, Inc. ("Rising Dividends Fund") and the transactions contemplated thereby, including: (a) the transfer of substantially all the assets of Dividend Growth Fund to Rising Dividends Fund in exchange for Class
   A, Class B, Class C and Class N shares of Rising Dividends Fund, (b) the distribution of such shares of Rising Dividends Fund to the Class A, Class B,
   Class C and Class N shareholders of Dividend Growth Fund in complete liquidation of Dividend Growth Fund and (c) the cancellation of the outstanding shares of Dividend Growth Fund.

                               FOR AGAINST ABSTAIN
..

                   OPPENHEIMER RISING DIVIDENDS FUND, INC.

                                    FORM N-14

                                     PART C

                                OTHER INFORMATION

Item 15. - Indemnification

Reference is made to the provisions of Article Seventh of Registrant's Amended and Restated Articles of Incorporation filed as Exhibit 16(1) to this
Registration Statement, and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of
1933, as amended (the "1933 Act") may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and
Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of
Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16. - Exhibits

(1) (i) Restated Articles of Incorporation dated 8/7/97: Previously filed with
Registrant's Post-Effective Amendment No. 48, 2/13/01, and incorporated herein by reference.

      (ii) Articles Supplementary to Restated Articles of Incorporation dated
8/3/99: Previously filed with Registrant's Post-Effective Amendment No. 48,
2/13/01, and incorporated herein by reference.

(iii) Articles Supplementary to Restated Articles of Incorporation dated 2/5/01:
Previously filed with Registrant's Post-Effective Amendment No. 48, 2/13/01, and
incorporated herein by reference.

(iv) Articles of Amendment to Restated Articles of Incorporation dated 7/16/07:
Previously filed with Registrant's Post-Effective Amendment No. 57, 7/31/07, and
incorporated herein by reference.

(2) Amended and Restated By-Laws (amended through August 1, 2007): Previously filed with Registrant's Post-Effective Amendment No. 57, 7/31/07, and
incorporated herein by reference.

(3) Not Applicable.

(4) Not Applicable

(5) (i) Specimen Class A Share Certificate: Previously filed with Registrant's
Post-Effective Amendment No. 51, 12/23/03, and incorporated herein by reference.

      (ii) Specimen Class B Share Certificate: Previously filed with
Registrant's Post-Effective Amendment No. 51, 12/23/03, and incorporated herein by reference.

      (iii) Specimen Class C Share Certificate: Previously filed with
Registrant's Post-Effective Amendment No. 51, 12/23/03, and incorporated herein by reference.

      (iv) Specimen Class N Share Certificate: Previously filed with
Registrant's Post-Effective Amendment No. 51, 12/23/03, and incorporated herein by reference.

      (iv) Specimen Class Y Share Certificate: Previously filed with
Registrant's Post-Effective Amendment No. 51, 12/23/03, and incorporated herein by reference.

(6) Amended and Restated Investment Advisory Agreement dated 8/1/07: Previously filed with Registrant's Post-Effective Amendment No. 57, 7/31/07, and
incorporated herein by reference.

(7) (i) General Distributor's Agreement dated 8/1/07: Previously filed with
Registrant's Post-Effective Amendment No. 57, 7/31/07, and incorporated herein by reference.

(ii) Form of Dealer Agreement of OppenheimerFunds Distributor, Inc.: Previously
filed with Post-Effective Amendment No. 34 to the Registration Statement of
Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), (10/23/06), and
incorporated herein by reference.

(iii) Form of Broker Agreement of OppenheimerFunds Distributor, Inc.: Previously
filed with Post-Effective Amendment No. 34 to the Registration Statement of
Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), (10/23/06), and
incorporated herein by reference.

(iv) Form of Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously
filed with Post-Effective Amendment No. 34 to the Registration Statement of
Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), (10/23/06), and
incorporated herein by reference.

      (v) Form of Trust Company Fund/SERV Purchase Agreement of OppenheimerFunds
Distributor, Inc.: Previously filed with Post-Effective Amendment No. 45 to the
Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076),
(10/26/01), and incorporated herein by reference.

      (vi) Form of Trust Company Agency Agreement of OppenheimerFunds
Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the
Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg.
No.33-17850), (10/23/06), and incorporated herein by reference.

(8) (i) Form of Deferred Compensation Plan for Disinterested Trustees/Directors:
Previously filed with Post-Effective Amendment No. 43 to the Registration
Statement of Oppenheimer Quest For Value Funds (Reg. No. 33-15489), 12/21/98,
and incorporated herein by reference.

      (ii) Amended and Restated Retirement Plan for Non-Interested Trustees or
Directors dated 12/12/00: Previously filed with Post-Effective Amendment No. 49 to the Registration Statement of Oppenheimer Quest For Value Funds (Reg. No.
33-15489), 2/09/01, and incorporated herein by reference.

(9) (i) Global Custody Agreement dated February 16, 2007: Previously filed with
Registrant's Post-Effective Amendment No. 57, 7/31/07, and incorporated herein by reference.

      (ii) Amendment No. 1 dated 7/20/07 to the Global Custody Agreement:
Previously filed with Registrant's Post-Effective Amendment No. 57, 7/31/07, and
incorporated herein by reference.

(10) (i) Amended and Restated Distribution and Service Plan and Agreement for
Class A shares dated 8/1/07: Previously filed with Registrant's Post-Effective
Amendment No. 57, 7/31/07, and incorporated herein by reference.

      (ii) Amended and Restated Distribution and Service Plan and Agreement for
Class B shares dated 8/1/07: Previously filed with Registrant's Post-Effective
Amendment No. 57, 7/31/07, and incorporated herein by reference.

      (iii) Amended and Restated Distribution and Service Plan and Agreement for
Class C shares dated 8/1/07: Previously filed with Registrant's Post-Effective
Amendment No. 57, 7/31/07, and incorporated herein by reference.

      (iv) Amended and Restated Distribution and Service Plan and Agreement for
Class N Shares dated 8/1/07: Previously filed with Registrant's Post-Effective
Amendment No. 57, 7/31/07, and incorporated herein by reference.

      (v) Oppenheimer Funds Multiple Class Plan under Rule 18f-3 updated through
10/24/06: Previously filed with Post-Effective Amendment No. 62 to the
Registration Statement of Oppenheimer Capital Income Fund (Reg. No. 2-33043),
11/21/06, and incorporated herein by reference.

(11) Form of Opinion and Consent of Counsel: To be filed by Amendment.

(l2) Form of Tax Opinion: To be filed by Amendment.

(13) Not Applicable.

(14) Independent Registered Public Accounting Firm's Consent: Filed herewith.

(15) Not Applicable.

(16) (i) Powers of Attorney for all Trustees/Directors and Principal Officers
dated April 4, 2005: Previously filed with Post-Effective Amendment No. 29 to the Registration Statement of Oppenheimer Convertible Securities Fund (Reg. No.
33-3076), (4/28/05), and incorporated herein by reference.

      (ii) Power of Attorney for David K. Downes dated January 17, 2006:
Previously filed with Post-Effective Amendment No. 54 to the Registration
Statement of Oppenheimer Quest Value Fund, Inc. (Reg. No. 2-65223), 2/27/06, and
incorporated herein by reference.

(17) Not Applicable.

Item 17. - Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the
reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement or the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

As required by the Securities Act of 1933, as amended, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on the 28th day of July, 2008.

                   Oppenheimer Rising Dividends Fund, Inc.

                     By:      John V. Murphy*
                              ------------------------------
                        John V. Murphy, President,
                        Principal Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, this Registration
Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                    Title                         Date

Thomas W. Courtney*           Chairman of the               July 28, 2008
-------------------
Thomas W. Courtney            Board of Directors

John V. Murphy*               President, Principal          July 28, 2008
---------------------
John V. Murphy                Executive Officer and Director

Brian W. Wixted*              Treasurer, Principal          July 28, 2008
---------------------
Brian W. Wixted               Financial & Accounting Officer

David K. Downes*              Director                      July 28, 2008
---------------------
David K. Downes

Robert G. Galli*              Director                      July 28, 2008
---------------------
Robert G. Galli

Lacy B. Herrmann*             Director                      July 28, 2008
---------------------
Lacy B. Herrmann

Brian F. Wruble*              Director                      July 28, 2008
---------------------
Brian F. Wruble

*By:  /s/ Mitchell J. Lindauer
      ------------------------------
      Mitchell J. Lindauer, Attorney-in-Fact

                   OPPENHEIMER RISING DIVIDENDS FUND, INC.

                       Registration Statement No. 2-65223

                                  EXHIBIT INDEX

Exhibit No. Description

 (14)       Independent Registered Public Accounting Firm's Consent